Exhibit 10.01
              Agreement for Design, Supply of Plant and Equipment


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2.a  02 CUC Phase I


                                 CUC-PG-97-C057

                                     PRIVATE
              AGREEMENT FOR DESIGN, SUPPLY OF PLANT AND EQUIPMENT,
                  CONSTRUCTION, MAINTENANCE AND OPERATION, AND
                              TRANSFER OF OWNERSHIP

                  This Agreement dated as of June 10, 1997 (`Agreement') is made and entered into between: The Commonwealth Utilities Corporation, P.O. Box 1220 Lower Base, Saipan, MP 96950, its successors and assigns
        (`CUC"), and Telesource CNMI, Inc. its successors and assigns ("Contractor").

             WITNESSETH:

            Whereas, CUC desires to have built a fully operational 10 Megawatt expandable (`MW") Power Plant (the "Plant") on the Island of Tinian in the Commonwealth of the Northern Mariana Islands (`CNMI") and to ultimately own and operate the Plant;

            Whereas, CUC represents that it has the authority and power to enter into this Agreement and to fully and faithfully comply with its terms and conditions,. but not limited to, those governing CUC's payment obligations, and that CUC and its representatives are aware of no reason why CUC is, may or will be prevented from fulfilling all terms of this Agreement

          Whereas, Contractor represents that it has the authority and power to enter into this Agreement and to fully and faithfully comply with its terms and conditions and that Contractor and its authorized representatives are aware of no reason why Contractor is, may or will be prevented from fulfilling all terms of this Agreement.

          Whereas, Contractor desires and is willing, in accordance with the terms of this Agreement, to: design and construct the Plant; procure necessary equipment and materials; arrange all shipping to the CNMI and then to the Site; initially own and maintain and operate the Plant; prepare all operating manuals for the Plant; provide for training and start-up of the Plant; and transfer ownership of the Plant to CUC (all such work and activities shall hereinafter be referred to as the "Project"); and

          Whereas, CUC and Contractor both desire to proceed with the Project on the basis of trust, good faith and fair dealing.

          Now therefore, in consideration of the mutual promises and agreements hereinafter set forth, the parties agree as follows:

    1)       INTERPRETATION.

    1.1) In this Agreement, expressions defined in Schedule I shall bear the respective meanings set out therein;

    1.2) In the event of any conflict, inconsistency or variation between this document and any of the Exhibits, Schedules or drawings attached hereto, the teams and provisions of this document shall prevail;

    1.3) headings and paragraph numbers are for convenience only and shall be ignored in construing this Agreement;

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    1.4)     the singular includes the plural and vice versa;

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    1.5)  references to Clauses,  Recitals and schedules are, unless the context otherwise requires, references to Causes of, and Schedules and Recitals to, this Agreement; and

    1.6) references to any agreement, enactment, ordinance or regulation include any amendment thereof or any agreement, enactment, ordinance or regulation replacing or superseding the same in whole or in part.

    2) SCOPE OF WORK

    2.1) Scope of Work. "Scope of Work" means the following obligations of Contractor in complete accordance with this Agreement, including the Description of Plant Equipment, Capabilities and Related Services set forth in Exhibit A. The scope of the Project and the Work to be performed under this Agreement shall be in accordance with this Agreement, including Exhibits A through D hereof.

2.2)         Contractor's Services Prior to Substantial Completion.

    2.2.1) Site Preparation.

    (i) Basic Site Preparation. Contractor shall be responsible for all site preparation of the Site. Site preparation shall include, preparation of the Site for construction of the Plant (including setting out the Work and protecting and preserving all material reference points, aids and other data used in laying out the Work in accordance with this Agreement) and all offsite construction and the provision of all excavation and backfill, temporary and permanent drainage and drainage structures (implementing any requirements necessitated by historic flood conditions and patterns in the region and at the Site), removal of debris, all necessary investigation, analysis, testing and determination concerning the condition, contents or integrity of the foundation and substructure of any part thereof, and all reasonable investigation, analysis, testing and determination concerning the condition, contents or integrity of the subsurface, underground and/or soils conditions of the Site. Except for unknown or Pre-Existing Hazardous
    Materials,   Contractor,  in  performance  of  site  preparation.  shall  be responsible for and assumes the cost of any construction, engineering or structural conditions, including, without limitation, those caused by the presence of organic materials other than Pre-Existing Hazardous Materials.

    (ii) Hazardous and Toxic Conditions. To the extent Contractor encounters subsurface Pre-Existing Hazardous Materials during construction, Contractor shall promptly provide written notice to CUC of such condition(s) and shall endeavor to minimize the consequences to the Project schedule of dealing with such condition(s). Consistent with considerations of safety and prudence, Contractor shall take appropriate action to mitigate further contamination caused by such hazardous or toxic substances. Contractor shall not be responsible for or have any obligations pursuant to this Contract or otherwise with respect to the removal, handling, transportation, or disposal of any Pre-Existing Hazardous Materials or other pre-existing hazardous, unsafe, or unhealthful or environmentally unsound condition or activity or materials on e Site. Contractor shall be responsible for the removal, handling, transportation, or disposal of any Hazardous Material or other hazardous, unsafe, or unhealthful or environmentally unsound condition or activity or materials which causes to be present or occur on the Site.

    (iii) Oil Spills. Contractor shall assume full control of and responsibility for the safe storage and handling of all fuel oil transported to or located at the Site. Contractor shall be strictly liable ad shall defend, indemnify and hold harmless CUC against any losses, liabilities, damages or claims arising out of any spill, seepage, leakage or discharge of such fuel oil, no matter how arising, from the Day Contractor assumes control of the Site until Final Plant Turnover.

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    2.2.2)  Construction and Installation.  Contractor shall provide and furnish to CUC the following services in accordance with all terms, conditions, drawings, specifications and standards set forth in this Agreement.

    (i) Within forty-five (45) Days after the execution of this Agreement, Contractor shall prepare and deliver to CUC, for CUCs reference, a draft comprehensive Project implementation plan, which shall include a Schedule of Work, an organizational chart and a document distribution chart;

    (ii) Contractor shall prepare and update all progress schedules and include such in written progress reports to CUC each month;

    (iii) Contractor shall provide all design and engineering for the Project and the Site, including the preparation of all drawings;

    (iv) Contractor shall furnish all labor, supervision and all tools necessary to perform the Work and construct the Project, and shall construct the Project and direct and support start-up and operation of the Plant as delineated in this Agreement;

      (v) Contractor shall procure and provide all Plant Equipment (together with all services in relation thereto), transport all Plant Equipment and materials to the Site, including the cost of ocean freight and the fulfillment of all applicable import and customs requirements, procedures and formalities;

    (vi) With the cooperation of CUC, Contractor shall use reasonably prudent construction practices to (a) perform the Work, (b)coordinate all Work with CUC, (c) coordinate all Work performed by its Subcontractors, (d) keep to Work on schedule, (e) timely report the status of the progress of the Work to CUC, (f) pay its Subcontractors in a timely manner, and (g) cause all of its Subcontractors to comply with all applicable terms of this Agreement;

     (vii) Contractor shall provide Plant inspection, Plant start-up, Plant testing, and operations training;

    (viii) In accordance with Section 12 hereof, Contractor shall correct all nonconforming Work and any deficiencies in the Plant. During construction, inadequate, nonconforming or damaged equipment and materials shall be replaced or repaired by Contractor after full consultation with CUC;


    (ix) Subject to the  provisions of Section 5,  Contractor  shall perform all
    Change  Orders  and  all  other  necessary  acts  to  fulfill   Contractor's
    obligations under this Agreement; and

(x) Contractor shall provide all necessary housing facilities and construction utilities, including power and water, necessary to fulfill Contractor's obligations to provide the Plant as set forth in this Agreement. CUC shall assist Contractor fulfilling in fulfilling this obligation.

    2.2.3) Drawings.

    (i) Design Documents. Upon CUC's request, Contractor shall furnish to CUC copies of: all drawings prepared (including revisions, addenda and modifications); all Subcontractor and vendor/supplier furnished drawings; Plant operating manuals; maintenance manuals; performance data for all Plant engineered equipment; civil, electrical, mechanical. and Plant structural and construction drawings; Plant piping and instrumentation diagrams
    ("PID's"); all general arrangement drawings; Plant electrical one-line diagrams; Plant relay and metering drawings and all other drawings and documents prepared by Contractor or Subcontractors relating to the Project; complete documentation of Plant control systems logic and programs including distributed controls; and Plant design calculations, excluding proprietary information not reasonably required for CUC's use of the drawings as intended.

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    (ii) Operations and Maintenance  Manuals;  Other  Documentation/Information.
    Contractor  shall provide to CUC: Plant  operating and  maintenance  manuals
    prior  to  Plant  operations   training  and  all  other  documentation  and
    information  reasonably necessary for obtaining all required Permits and for
    compliance   with  the  applicable   standards.   All  Plant  operating  and
    maintenance manuals shall be in Contractor's standard form and style; content and format are to be in accordance with Good Utility Practice.

    (iii) As-Builts. Contractor shall maintain a set of drawings and the other manuals, drawings, diagrams and other documents at the Site, and such drawings shall be maintained and updated as appropriate to reflect the "as built" conditions of the Work.

        2.2.4) Permits.

      (i) Required Permits. Contractor shall make every reasonable effort to obtain and maintain, at its sole cost and expense, (a) all Permits necessary for the conduct of Contractor's business and for its operations (insofar as such business and/or operations relate to this Project) on Saipan and Tinian, (b) all Permits required for construction, building, transportation. water and power (during construction and building) of and for the Project,
    (c) all Permits necessary for temporary utility hookup and provision for the entire Project, and (d) all Permits required for the shipment, transport and entry (including customs clearance) of machinery, equipment and materials in the CNMI and to the Site, (e) all Permits, including additional future Permits as may required pertaining to the operation and maintenance of the Plant, excluding only those Permits that CUC may be required to obtain or assist in obtaining pursuant to this Section 2.2.4 or Section 10.

    (ii)Application by Contractor. All applications for the issuance and renewal of Permits required to be obtained by Contractor pursuant to this Agreement from any governmental authority, agency or court (federal, national, provincial, municipal, local or other) of the CNMI, Saipan or Tinian shall be made by the Contractor in the form, if any, prescribed by applicable laws and regulations.

    (iii) Support of CUC. CUC shall in good faith: assist Contractor in obtaining any of the Permits that Contractor is required to obtain and maintain as specified in Paragraph (i) above; provide Contractor with any information which is required in connection with the application for such Permits; and directly assist Contractor throughout the processing of Contractor's application for Permits. In the case of applications submitted to CUC, CUC shall ensure their approval.

    2.2.5) Plant Equipment and Materials. Contractor shall be responsible for procurement of all Plant Equipment and all parts, components and materials necessary for construction and operation of the Plant. When procuring Plant Equipment, Contractor shall also be responsible for providing to CUC a list of spare parts for all Plant Equipment incorporated into the Plant (which list shall identify the supplier of such spare parts).

    2.2.6) Subcontractors, Suppliers and Vendors. Unless otherwise specifically provided in this Agreement, Contractor shall be solely responsible for coordinating and handling all communications and negotiations with and the supervision, administration and control of its own Subcontractors, suppliers and vendors. During construction, Contractor shall be fully responsible for all Plant Equipment, materials, labor or other matters related to the Work and any part of the Work accomplished by its own Subcontractors, suppliers and vendors; provided, however, that in no event shall Contractor be obligated to assist in the administration of such obligations or perform under this Agreement beyond the date that is ten (10) years after the date of Substantial Completion of the Project.

    2.2.7) Security. From the date that Authorization to Proceed is issued to Contractor and until the date of Substantial Completion, Contractor shall provide all security at the Site for all Work and for Work performed in the vicinity of the Site, including but not limited to, security for all personnel,

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    Plant Equipment  materials and other items thereon,  the Plant,  and for all equipment and personnel being transported by Contractor to and from the Site.

    2.2.8) Contractor's Safety Program. During the construction process, Contractor shall initiate, maintain, and supervise all reasonable safety precautions and programs in connection with the performance of this Agreement. Contractor shall take all reasonable precautions for the safety of and shall provide reasonable protection against damage, injury or loss to: (i) Contractor's employees performing the Work and all persons who may reasonably be anticipated to be affected thereby (ii) the Work and Plant Equipment to be incorporated therein, whether in storage off or on the Site, under the care custody or control of Contractor and/or its Subcontractors;
    (iii) all other property on the Site or adjacent thereto, such as trees, shrubs, lawns, walks, pavements, roadways, structures and utilities not designated for removal, or replacement in the course of construction and
    (iv) public road and rail systems used in performing the Work.

    2.2.9) Waste Materials and Debris. Subject to the provisions of Section 2.2.1(ii) relating to hazardous materials, Contractor shall keep the Site and surrounding area reasonably free from accumulation of waste materials or rubbish caused by the Work and, at completion of the Work, Contractor shall remove from and about the Site all waste materials, debris, rubble, rubbish, and remove from and about the Site Contractor's tools, construction equipment, machinery and surplus materials. If Contractor fails to clean up as so provided herein, CUC may do so and the cost thereof shall be charged to Contractor.

    2.2.10) Operator  Training  Program.  At any time during this Agreement upon
    (90) Days' written notice provided by CUC, Contractor shall provide one (1) session of up to one hundred ten (110) hours of operations training for up to six (6) CUC designated personnel. The training shall be conducted by qualified instructors and Contractor representatives and shall be conducted on the Site in a classroom lecture format. Training will be hands-on and address Plant Equipment manufacturers' operating instructions and instruction on the operation of the Plant. Contractor shall utilize schematic diagrams and illlustrations to instruct the trainees how to start-up, operate, troubleshoot and shutdown the Plant and its various Systems. In addition, training programs offered by Contractor, its Subcontractors and equipment vendors on specific major Plant equipment is included and may be conducted at Contractor's, Subcontractor's or vendor's facility.

    2.2.11) Commissioning and Testing. Contractor shall provide CUC with advance notice of at least ten (10) Days before Plant Completion Testing and shall allow CUC to observe such testing. Contractor shall perform all tests as are reasonably required to ensure the adequate completion and commissioning of and the safe and orderly start-up of the Plant.

    2.3) CUC Jobsite Access and Inspection.

    2.3.1) Quality Control and CUC's Right to Inspect the Work. CUC and Contractor agree to coordinate their efforts and work to achieve the successful implementation of all Plant facilities. Contractor shall notify CUC of the results of any quality control and quality assurance related to the construction of the Plant. CUC shall be notified and allowed to observe testing that Contractor may conduct at all stages of Plant construction. Contractor, upon CUC's request and authorization, shall allow CUC to inspect and review all Work (including, without limitation. requisite drawings, plans and specifications) in connection with the design and construction of the Plant; provided that such inspection and review do not unreasonably interfere with the normal performance and progress of the Work.

    2.3.2) Office Facilities. Contractor shall provide a temporary office area on the Site with furnishings (and air-conditioning and heating equipment as appropriate) until thirty (30) Days after Substantial Completion of the associated permanent office facilities described in Exhibit A.
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    2.4)  Compliance  with Plans and  Specifications.  Contractor  shall design, engineer and construct the Plant in accordance with this Agreement so that the Plant satisfies in all material respects the applicable requirements and standards of care, and is capable of accepting and operating on the fuel (including without limitation, the components comprising the fuel and the specifications of range of quality, pressure, and measurement) required for Plant operation pursuant to Exhibit A.

    2.5) Taxes and Duties. Contractor and CUC shall cooperate with and assist each other in order to minimize liability for any taxes, duties or similar charges imposed.

    2.6) Site inspection. Contractor, by executing and entering into this Agreement with CUC, represents that it has visited and inspected the proposed Site and has familiarized itself with the general and local conditions and circumstances under which the Work is to be performed, including, but not limited to, the following: water supply and quality conditions affecting transportation, harbor conditions, access, disposal, handling and storage of materials at the; availability of labor (skilled and unskilled); availability of housing; climatic conditions and seasons; and all equipment and facilities needed for performance of the Work. CUC has provided the estimated location of Interconnection Points. The final Interconnection Points shall be located in the vicinity of the Site.

3.)       CONTRACT TIME.

    3.1) Commencement of the Work. The Work shall commence on or about the date CUC satisfies the conditions to Contractor's obligations as set forth in
    Section 9 and so notifies Contractor in writing, and shall proceed in general accordance with the Schedule of Work prepared by Contractor as such schedule may be amended from time to time.

    3.2) Substantial Completion. The date of Substantial Completion of the Work shall be no later than Fourteen (14) months after the Commencement of the Work as set forth in Section 3.1, subject to adjustment in accordance with the provisions of Sections 4 and 5 hereof

    3.3) Final  Plant  Turnover.  Final  Plant  Turnover  shall be the date that
    Contractor turns over all title and interest in the Plant to CUC in accordance with Section 24.2 hereof. Final Plant Turnover shall occur on the date falling ten (10) years after the date of Substantial Completion of the Plant assuming that at such time Contractor has received all payments required pursuant to Section 24.2 hereof.

    4)      DELAYS IN THE WORK.

    4.1) If causes beyond Contractor's control delay the progress of the Work, then Contractor shall be entitled to a Change Order in accordance with
    Section 5.1, which shall modify the date of Substantial Completion and assess additional charges due to such delay as appropriate. Such causes shall include but not be limited to: changes ordered in the Work; acts or omissions of CUC or separate contractors employed by CUC; actions by CUC to prevent Contractor from performing the Work pending dispute resolution; hazardous and toxic materials; differing site conditions, adverse weather conditions not reasonably anticipated, fire, unusual transportation delays, labor disputes, or unavoidable accidents or circumstances; and any causes that are beyond the control and without the fault of Contractor. Contractor shall be entitled to additional compensation and an extension of time for all events or actions that are in whole or in part caused by CUC. At minimum, Contractor shall be entitled to an extension of time and equitable adjustment in compensation for all delay events that are beyond its control

    4.2) In the event delays to the Project are encountered for any reason, the parties hereto agree to undertake reasonable steps to mitigate the effect of such delays.
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    5)        CHANGES IN THE WORK.

    5.1) Change Orders. A Change Order is a written instrument, issued after execution of this Agreement, signed by CUC and Contractor stating their agreement upon a change and any adjustment in the Work, the price therefor and the date of Substantial Completion. Payment for a Change Order shall be made by CUC promptly upon CUC's receipt of an invoice unless otherwise agreed in writing.

    5.2) No Obligation to Perform. Contractor shall not be obligated to perform changed Work until a Change Order has been executed by CISC and Contractor.

     5.3) Unknown or Hazardous Conditions. If in the performance of the Work Contractor finds (i) Pre-Existing Hazardous Materials and/or (ii) latent, concealed or subsurface physical conditions which differ from the conditions Contractor could have reasonably anticipated, or are materially different from those normally encountered and generally recognized as inherent in the kind of work provided for in this Agreement, then CUC shall issue a change order to reflect increased costs attributable to the conditions encountered and shall extend the date of Substantial Completion.

    6)      CONTRACT PRICE AND PAYMENT TERMS.

    6.1) Guaranteed Price and Fee For Associated Services.

    6.1.1) Guaranteed Price.

    (i) CUC shall pay Contractor for the performance of the Work the total sum of Twenty-One Million Six Hundred Thousand Dollars ($21,600,000) ("Guaranteed Price") payable in one hundred and twenty (120) consecutive, equal monthly installments of One Hundred Eighty ($180,000), each represented by a separate promissory note in accordance with Section 6.1.2, and each payable on the last day of each month, commencing with the first month that follows the date of Substantial Completion.

    (ii) The Guaranteed Price shall be inclusive of Nine Million Nine Hundred Fifty-Nine Thousand Dollars ($9,959,000) for construction and installation costs, and Eleven Million Six Hundred Forty-One Thousand Dollars ($11,641,000) for financing costs and fees for associated services. provided by this Agreement

    (iii) Said Guaranteed Price for the Work shall be a fixed sum and not subject to any alteration except as provided in Section 6.1.3 (Prepayment).

    6.1.2)  Promissory Notes.

    (i) Execution of Promissory Notes. Concurrently with the execution of this Agreement, CUC shall execute and deliver to Contractor one hundred twenty
    (120) promissory notes substantially in the form of Exhibit "B' (the `Note"). Each Note shall be in the amount of One Hundred Eighty Thousand Dollars ($180,000) and shall be due and payable in accordance with the monthly payments scheduled in Section 6.1.1, supra. Each Note shall serve to further evidence CUC's corresponding obligation to tender monthly payments on the Guaranteed Price, but any failure by CUC to execute and deliver the Notes shall not affect CUC's obligations under this Section 6.

    (ii) Retirement of Promissory Notes. Upon receipt of the required payment in
    accordance   with  this  Section  6.1,  the  Note  evidencing  such  monthly obligation shall thereupon be retired and cancelled
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    (iii) Incorporation by Reference.  The terms and conditions of the Notes are hereby incorporated by reference into this Agreement with the same force and effect as if fully set forth herein

    6.1.3) Prepayment.

          Notwithstanding any other provision of this Agreement to the contrary, upon at least ninety (90) days notice prior to Substantial Completion or the applicable anniversary date CUC may without penalty discharge the entire outstanding balance of the Guaranteed Price by paying a discounted amount equal to the Adjusted Guaranteed Price in accordance with the attached
    Schedule II. Upon Contractor's receipt of the prepayment amount as required by this Section 6.1.3, all then outstanding Notes executed by CUC pursuant to Section 6.1.2 (i) shall be retired.

    6.2) Operation, Production and Maintenance Fees. In addition to the Guaranteed Price, CUC shall pay Contractor the following fees:

    6.2.1) Operations and Maintenance Fee. CUC shall pay an Operations and Maintenance Fee in the amount of Fifty Thousand Dollars ($50,000) per month for services rendered by Contractor in managing power production and operating the Plant from the date of Substantial Completion and for as long as the Operations and Maintenance portion of this Agreement is in effect in accordance with Section 16.1 hereof. Such Fees shall be due and payable to Contractor on the first day of the mouth following completion of the prior month's service

    6.2.2) Production Fee. CUC shall pay a Production Fee of Two Cents ($0.02) per Plant produced kilowatt hour to cover the costs of lubricant oils consumables and spare parts from the date of Substantial Completion and for as long as the Operations and Maintenance portion of this Agreement is in effect in accordance with Section 16.1 hereof. CUC, at its own cost, shall be responsible for providing all fuel necessary for operating the facility at full capacity through the period of Final Plant Turnover. Such Production Fee shall be due upon CUC's receipt of Contractor's invoice therefore, but in no event in excess of twice per month.

    6.2.4) GDPIPD Adjustment. The fees due under this Section 6.2 shall be fixed for the first two (2) years after Substantial Completion. Beginning on the third anniversary date of Substantial Completion and on each anniversary date thereafter, the Operations and Maintenance and Production Fees shall be adjusted at a rate equal to One percent (1%) over the previous year's Gross Domestic Product Implicit Price Deflector.

    6.3) General Provisions as to Payments. CUC shall pay each installment of to Guaranteed Price not later than 3:00 P.M. (Local line) on the date when due, in immediately available U.S. Dollars, to Contractor at Contractor's CNMI address in Section 23 hereof. Whenever any installment of the Guaranteed Price (or any payment of an Operations and Maintenance Fee, Production Fee, late charge or other amount) is due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day.

    6.4) Late Charges. If CUC fails to pay any installment of the Guaranteed Price, or fails to pay any fee or other amount due with respect to this Agreement, any Note, the Security Agreement or the Escrow Agreement, within ten (10) Days after the date such payment was due, CUC shall pay to Contractor a late charge equal to five percent (5%) of the amount of such payment.
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    7)   SECURITY.

    The obligation of CUC to pay the Guaranteed Price, applicable late charges, and all other debts, liabilities and obligations of CUC under this
    Agreement, the Notes, and all other agreements to which CUC is a party, shall be secured and supported, as provided in this Section 7, by:

    7.1)Security Agreement.

    Concurrently with the execution of this Agreement, CUC shall duly execute and deliver to Contractor a Pledge and Security Agreement (with appropriate financing statements), in the form of Exhibit C (the "Security Agreement"), pursuant to which Contractor shall obtain a valid, first, prior and perfected Lien upon all personal property and fixtures of CUC which may constitute any part of the Site, the Plant and Plant Equipment, whether now owned or hereafter acquired, and all accounts, accounts receivable, and contract rights, in any way derived from or connected with any part of the Plant and Plant Equipment or the operation thereof, including all revenues from the production and sale of power and all proceeds and products of the foregoing.

    7.2)       EscrowAgreement.

    Concurrently with the execution of this Agreement, CUC shall duly execute and deliver to Contractor an Escrow, Pledge and Security Agreement (with appropriate financing statements) in the form of Exhibit D (the "Escrow Agreement"), pursuant to which CISC shall be obligated to establish and maintain an escrow account of not less than $360,000 at a bank satisfactory to CUC and Contractor as to which escrow account Contractor shall have a valid first, prior and perfected Lien.

    7.3)         Rights to Plant on the Occurrence of a CUC Event of Default

    Upon and during to continuance of a CUC Event of Default, and notwithstanding the obligation of Contractor to transfer title to the Plant and Plant Equipment pursuant to Section 24, Contractor may, in its sole and absolute discretion, sell, lease, assign, transfer or otherwise dispose of all or any part of the Plant and Plant Equipment in accordance with to provisions of Section 7.2 of the Security Agreement, free and clear of any claims, rights or Liens of CUC. In such event, the proceeds realized by Contractor from any such disposition shall be applied in accordance with the provision of Section 7.5 of the Security Agreement; and in connection therewith, Contractor shall be entitled to the benefit of the provisions of Sections 7.3,7.4,7.8,8.1 and 8.2 of the Security Agreement as if the Plant and Plant Equipment were Collateral thereunder.

    7.4)         Incorporation by Reference.

    The terms and conditions of the Notes, the Security Agreement, the Escrow Agreement and all related documents and instruments are hereby incorporated by reference into this Agreement with the same force and effect as if fully set forth herein.

    8)       CONDITIONS TO CUC'S OBLIGATIONS.

    CUC's obligation to commence and continue performance of its duties under this Agreement is subject to the execution and delivery to CUC or Contractor, as the case may be, of a legal and valid leasehold interest in the Site, provided however, that CUC shall put forth its best efforts to obtain or cause Contractor to be vested with such leasehold interest. In the event no leasehold is obtained within commercially reasonable time after the execution of this Agreement, this Agreement shall be of no force and effect.
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    9)  CONDITIONS TO CONTRACTOR'S OBLIGATIONS.

    Contractor's obligation to commence and continue performance of its duties under this Agreement is subject to the satisfaction of the following conditions:

    (i) the due execution and delivery by CUC of the Notes, the Security Agreement, and the Escrow Agreement;

    (ii)the due execution and delivery by CUC or the Government, as the case may be, of such documentation as Contractor shall reasonably require providing Contractor with the right to occupy and utilize the Site for the construction, operation and maintenance of the Plant and Plant Equipment at least through and up to Final Payment Date and the transfer of title pursuant to Section 24.2 hereof;

    (iii) the receipt by Contractor, of a title insurance policy satisfactory to Contractor ensuring that Contractor is vested with good and marketable fee title to the Plant (subject to no Liens or exceptions to title except as agreed to by Contractor) and containing such affirmative insurance coverage and endorsement as Contractor may reasonably require;

    (iv) evidence satisfactory to Contractor and Contractor's counsel that Contractor holds a valid, first, prior and perfected Lien upon, and security interest in, all of the Collateral; and

    (v) such other documentation and satisfaction of such other conditions as Contractor shall reasonably require.

    10) CUC'S RESPONSIBILITY;INFORMATION AND SERVICES PROVIDED BY CUC.

    10.1) Information.

    CUC shall provide full information in a timely manner regarding requirements for the Project, including CUC's operations program and other relevant information. Contractor shall be entitled to rely on the completeness and accuracy of the following information and services which shall be provided by CUC to Contractor.

    10.1.1) all necessary, available and requested information describing the physical characteristics of the Site, including surveys, Site evaluations, legal descriptions, existing conditions, subsurface and environmental studies, reports and Investigations in CUC's possession;

    10.1.2) inspection and testing services during construction as required by Law or as mutually agreed to enable CUC to inspect or witness the Work in accordance with Section 11.1 of this Agreement.

    10.2) On request, CUC will deliver to Contractor a sworn written assurance indicating that funds will be available to make payments to Contractor as provided by this Agreement and the Escrow Agreement.

    10.3) CUC Responsibilities During Construction.

    10.3.1) Subject to Section 2.2.1 of this Agreement regarding the disposal of Pre-Existing Hazardous Materials, CUC shall provide the Site "as is".

    10.3.2) CUC shall allow access to the Site so as to allow Contractor to perform the Work.

    10.3.3) CUC shall review the Schedule of Work and respond to its obligations in a timely manner.
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    10.3.4) If CUC  becomes  aware of an error,  omission or failure to meet the requirements of the Agreement or any document or instrument executed in connection with this Agreement or the Project or any fault or defect in the Work, CUC shall give prompt written notice to Contractor.

    10.3.5) CUC shall communicate with Contractor's Subcontractors, suppliers and architect/engineers only through Contractor.

    10.3.6) Where reasonably requested by Contractor, CUC shall assist Contractor in obtaining all required Permits, including obtaining written authorization from the Government of the CNMI, or any other Public Sector Entity which has lawful authority to regulate CUC. To the extent a permit is obtainable only by CUC us a matter of law, then CUC shall be required to promptly obtain such Permit. Contractor shall provide CUC with any information in Contractor's possession or control which is required in connection with CUC's application for such Permits.

    10.3.7) Contractor shall pay applicable CNMI sales taxes (if any) based on the costs of the Work, the Plant Equipment or any portion thereof.

    10.4) CUC Responsibilities During Commissioning and Testing.

    10.4.1) CUC shall provide fuel to the Interconnection Points on the Day that is one hundred eighty (180) Days prior to the scheduled date of Substantial Completion of the Plant. Such fuel shall be of sufficient quantity and quality for Contractor to conduct commissioning and testing and such related Work as Contractor is obligated and/or entitled to undertake during such time pursuant to this Agreement

    10.4.2) On the Day that is one hundred eighty (180) Days prior to the scheduled date of Substantial Completion of the Plant and every Day thereafter, CUC shall ensure that all interconnection facilities and transmission facilities are sufficiently complete to be able to receive electrical energy generated by the Plant in an amount up to 10 MW for 24 hour per day continuous operation.

    11) CUC REVIEW.

    11.1) CUC reserves the right throughout the term of this Agreement to review all drawings prepared as soon as such drawings become available and to inspect Work at all stages at the Site; or to witness inspections and test at Contractor's premises or its Subcontractors' premises; and to designate others to review to drawings and inspect or witness the Work as may be necessary. On reasonable notice, Contractor shall provide access to the Site as may be necessary or appropriate for CUC inspection and for the servicing, maintaining, modifying, or upgrading of the land or facilities located thereon provided that such access does not interfere with Contractor's performance of Work. Notwithstanding the foregoing, Contractor shall have the right to maintain the security of its property at the Site.

    11.2) Before starting certain Work identified in any Drawing, Contractor may submit such Drawing to CUC for review. CUC shall respond within five (5) Business Days of actual receipt by CUC of the Drawing. After such review CUC shall return one copy of each such Drawing to Contractor marked "Reviewed", "Reviewed with comments" or "Comments" as appropriate and with sufficient explanation to enable Contractor to determine the basis for any such comments. Contractor may proceed to implementation in the case of Drawings marked "Reviewed". Such Drawings marked "Reviewed with Comments" may be corrected by Contractor as appropriate but need not be re-submitted to CUC. Drawings marked "Comments" shall be corrected by Contractor and re-submitted to CUC. CUC, in reviewing such re-submitted Drawings shall be limited to review of matters related to or affected by the previous "Comments'. If CUC does not respond within five (5) Business Days of actual receipt of a Drawing by CUC, Contractor shall proceed as
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    though  CUC has no  comments  and CUC shall be deemed to have  returned  the
    Drawing to Contractor marked "Reviewed".

    12) DEFECTS LIABILITY; CERTAIN REPRESENTATIONS, COVENANTS AND GUARANTEES.

    Contractor's obligations to provide the Plant free of material defects or deficiencies are set forth below:

    12.1) Plant.

    Contractor covenants and agrees that the Plant (and all other portions of Plant Work) shall be provided to CUC free of any material defects or deficiencies.

    12.2) Engineering Design and Performance.

    12.2.1) The engineering and design of the Project, including, without limitation, the preparation of the drawings, shall meet the requirements of this Agreement. Contractor shall, to the extent required by Good Utility Practice, verify the completeness and accuracy of the requirements for Plant design, and any other information used by Contractor in connection with performance of the Work.

    12.2.2) Without prejudice to any of Contractor's obligations under this Agreement, Contractor will use reasonable effort to obtain from its Subcontractors and suppliers a commitment that the Work provided by such Subcontractors shall be free of material defects or deficiencies.

    12.2.3) The performance of the Plant equipment and related systems shall meet in all material respects or exceed the performance requirements referred in Exhibit A. Contractor shall be deemed to have complied with and satisfied its obligations herein upon achieving Substantial Completion as set forth in this Agreement

    12.3) Equipment and Materials.

    12.3.1) Contractor covenants and represents that all Plant Equipment and material shall be new when first installed in the Project.

    12.3.2) Contractor covenants and represents that the Plant will be fit for the purposes of generating electricity.

    12.4) Defects Liability Period.

             Except as otherwise specifically provided in this Agreement, Contractor shall provide to CUC the Plant free of material defects or deficiencies, and ensure compliance with the requirements of this Section 12 as they relate to the Plant Work for a period commencing on the date the Work or Plant Equipment is completed or installed, and continuing for a period of twelve (12) months after the date of Substantial Completion.

    12.5) Remedy Limitation.

    12.5.1) Contractor does not covenant or guarantee the Project, the Plant, the Plant Equipment, Systems, or any components of any thereof against normal wear and tear. Nor does Contractor covenant or guarantee any equipment not in the Work. However, with respect to the Project Contractor shall remedy at Contractor's expense any damage to real or personal property owned or controlled by CUC when that damage is the result of (i)
    Contractor's failure to conform to the requirements of this Agreement, including damage caused by Contractor's failure to conform to the
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    Minimum Operations and Maintenance Requirements submitted to CUC pursuant to
    Section 16.1.2 of this Agreement or (ii) any martial defect or deficiency with respect to the Plant.

    13) Suspension by Contractor.

    13.1) At any time prior to the daze of Substantial Completion, in the event of CUC's failure to pay Contractor any undisputed amounts when due pursuant to the terms of this Agreement or any change order issued pursuant to the reams of this Agreement, Contractor shall have the right to suspend the Work.

    13.2) If Contractor elects to suspend the Work and such suspension is subsequently removed and the Work is continued by Contractor, Contractor shall be entitled to a Change Order in accordance with Section 5.1, which shall modify the date of Substantial Completion and assess additional costs due to such delay.

    14) Suspension By CUC For Convenience.

    14.1) CUC may order Contractor in writing to suspend, delay or interrupt all or any part of the Work without cause for such period of time as CUC may determine to be appropriate for its convenience.

    14.2) Adjustments caused by any such suspension, delay or interruption shall be made by Change Order in accordance with Section 5.1. which shall assess additional charges due to such delay and/or extend the date of Substantial Completion.

    15)COMPLETION TESTING.

    15.1) Plant Completion Test Procedures.

    15.1.1) Specific test procedures for all necessary completion testing of the Plant (the "Completion Testing") will be developed by Contractor in cooperation with CUC. Completion Testing will demonstrate, among other things, that the Plant satisfies in all material respects the requirements of this Agreement as amended from time to time by written agreement of the Parties.

    15.1.2) Proposed test procedures for all Completion Testing will be prepared by Contractor in cooperation with CUC and submitted to CUC for final approval at least one hundred eighty (180) Days prior to the anticipated scheduled start of Completion Testing.

    15.2) Completion Test Notification.

    15.2.1) The Plant will be deemed ready for Completion Testing when all of the following have been completed:

    (i)      all required Systems are ready for normal and continuous operation;

    (ii) all applicable written operating procedures, troubleshooting manuals and operator training as required by this Agreement are substantially complete; and

    (iii) all required Permits to be obtained by Contractor are complete and in the possession of Contractor.

    15.2.2) At least ten (10) Days prior to the commencement of Completion Testing, Contractor shall deliver to CUC a "Completion Test Notice" proposing the date upon which Completion Testing will begin, a list of all Systems and major components thereof to be tested, and a Completion Testing schedule.
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    15.2.3) Within ten (10) Days of receipt of the Completion  Test Notice,  CUC shall deliver to Contractor:

    (i) confirmation that the Completion Testing will be conducted on the proposed date; or

    (ii) notice denying Completion Testing stating with particularity the facts upon which denial is based, and the specific conditions which must be met before Completion Testing can proceed.

    15.2.4) CUC's failure to respond to the Completion Test Notice in accordance with Section 15.2.3 shall act as CUC's confirmation that Completion Testing shall proceed as planned by Contractor.

    15.3) Reapplication for Completion Testing.

    15.3.1) Upon receipt of CUC's notice denying  Completion Testing pursuant to
    Section 15.2.3(ii), Contractor shall take such action as is appropriate to remedy the conditions described in such notice from CUC.

    15.3.2) After Contractor has taken action to remedy the noticed condition, Contractor shall deliver to CUC a new Completion Test Notice conforming to the requirements of this Section 15 and the provisions of this subsection shall apply with respect to such new Completion Test Notice in the same manner as they applied to the original Completion Test Notice, except as follows:

    (i) the date for the Completion Testing shall be no earlier than seventy-two
    (72) hours later than the time of delivery of such new Completion Test Notice to CUC; and

    (ii) the time within which CUC must give a new notice verifying or denying the requested Completion Testing is no more than forty-eight (48) hours after CUC's receipt of the new Completion Test Note from Contractor.

    15.3.3) The foregoing procedure shall be repeated as often as necessary until CUC no longer reasonably rejects the Completion Test Notice.

    15.4) Completion Testing.

    15.4.1) It is CUC's s responsibility to notify all other Persons that are required to witness any such testing.

    15.4.2)   Contractor  shall  provide  CUC  and  all  persons  receiving  the
    Completion Test Notice the opportunity to observe the Completion Testing at the time specified in such Completion Test Notice.

    15.4.3) If Completion Testing fails or is terminated prior to completion of such testing by Contractor and testing is not restarted within twenty four
    (24) hours, the notice requirements of Section 15.2.3 above, shall apply prior to restarting testing.

    16)      SUBSTANTIAL COMPLETION OF PLANT.

    If the Plant has passed to Completion Testing procedure, or the Plant is ready for normal and continuous operation or the Plant it ready for beneficial occupancy, then CUC shall, upon written request by Contractor, issue to Contractor a Certificate of Substantial Completion evidencing that all Work has been completed except for punch list Items. When all Plant
    Punch List items have been completed by Contractor, CUC shall issue a Certificate of Final Acceptance. CUC's failure to issue a Certificate of Substantial Completion or a Certificate of Final Acceptance shall not
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    preclude a finding that the Plant is  substantially  complete or ready for a
    Certificate of Final Acceptance.

    16.1) Operation and Maintenance of System/Plant.

    16.1.1) It is contemplated by the parties that the operation and maintenance of the Plant shall remain under the care, custody and control of Contractor from the date of Substantial Completion through the date of Final Plant Turnover by Contractor to CUC unless otherwise terminated by CUC as specified herein. As long as Contractor is operating and maintaining the Plant, Contractor shall be responsible for operation and maintenance of the Plant and all Systems including start-up scheduling and directing all System operations for the Plant.

    16.1.2) Contractor shall perform all maintenance and operation work in accordance with Good Utility Practice and in accordance with the Minimum Operations and Maintenance Requirements as subsequently agreed to in writing by CUC and Contractor. Contractor shall operate the Plant in accordance with the manufacturers' fuel consumption specifications as set forth in Exhibit E, which is hereby incorporated by reference.

    16.1.3) Refitting of Plant. Contractor is responsible for carrying our its obligations so that the Plant operates safely and compiles with all applicable law and regulation and Permits; however in the event any future Permit requirement coming into effect after the date of Substantial Completion shall require a material alteration in the structure of the Plant or Plant equipment in order to insure compliance, the cost of such refitting shall be borne solely by CUC.

    16.1.4) Contractor may subcontract to other parties some or all of its obligations under this Section 16 only with the express written consent at CUC, which consent shall not be unreasonably withheld.

    16.1.5) CUC may terminate the Operations and Maintenance portion of this Agreement for its own convenience upon issuing a six (6) month notice of termination provided that the date of actual termination falls on the end of any given project fiscal year. The first project fiscal year will commence on to date that Contractor assumes responsibility of the maintenance and operation of the Plant. Otherwise the Operations and Maintenance portion of this Agreement will be automatically renewed every project fiscal year.

    17) INSURANCE.

    17.1) Contractor's Insurance.

    17.1.1) Contractor shall obtain and maintain insurance coverage for the following claims which may arise out of the performance of this Agreement, whether resulting from Contractor's operations or the operations of any Subcontractor, anyone in the employ of any of them, or by an individual or entity for whose acts they may be liable:

    a) Workers' compensation, disability benefit and other employee benefit claims under acts applicable to the Work;

    b) Bodily injury, occupational sickness, disease or death claims of Contractor's employees as required by applicable employers' liability law;

    c) Bodily injury, sickness, disease or death claims for damages to persons not employed by Contractor;

    d) Personal injury liability claims for damages directly or indirectly related to the person's employment by Contractor or for damages to any other person;



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    e) Damage to or destruction of tangible property,  including  resulting loss of use, claims for property other than the Work itself;

    f) Bodily Injury, death or property damage claims resulting from motor vehicle liability in the use, maintenance or ownership of any motor vehicle; and

    g) Contractual or professional liability claims involving Contractor's obligations under this Agreement

    h) Claims made and required to be insured against by Contractor pursuant to Paragraph 17.4 hereof.

    17.2)  Policy Limits.

    Contractor's Commercial General, Automobile, and Professional Liability Insurance as required by Paragraph 17.1 shall be written for not less than the following limits of liability:

    17.2.1) Commercial General Liability Insurance,

    a.  Each Occurrence Limit $ 1,000,000.00

    b.  General Aggregate: $  2,000,0000.00

    17.2.2) Comprehensive Automobile Liability Insurance.

    a. Combined Single Limit Bodily Injury and Property Damage: $ 500.000.00 Each Occurrence

    or

    b. Bodily Injury: $25,000.00 Each Person, $500,000.00Each Occurrence

    c.Property Damage: $  1,000,000.00 Each Occurrence

    17.2.3) Professional Liability Insurance: $    250,000.00  .

    17.3) CUC's Liability Insurance.

    CUC shall be responsible for obtaining and maintaining its own liability Insurance. Insurance for claims arising out of the performance of this Agreement may be purchased and maintained at CUC's discretion.

    17.4) Insurance to Protect Project

    17.4.1) Contractor shall obtain and maintain property insurance covering the entire Project for the full cost of replacement at the time of any loss in a form acceptable to CUC. This insurance shall include as named insureds CUC, Contractor, and Subcontractors. Insurance coverage shall include loss from the perils of fire and extended coverage, and shall include "all risk" insurance for physical loss or damage including without duplication of
    coverage  loss  due  to  theft,  vandalism,   malicious  mischief,  transit,
    collapse, falsework, temporary buildings, debris removal, flood, typhoon, tropical storm, windstorm, earthquake, testing, and damage resulting from defective design, workmanship or material.
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    17.4.2)  Contractor  shall  increase  limits of coverage,  if necessary,  to reflect estimated replacement cost.

    17.4.3) Contractor shall be responsible for any co-insurance penalties or deductibles.

    17.4.4) If CUC intends to occupy or use a portion of the Plant prior to the date of Substantial Completion, such occupancy or use shall not commence prior to a time mutually agreed to by CUC and Contractor or prior to the time the insurance company or companies providing the property insurance have consented by endorsing the policy or policies. This insurance shall not be canceled or lapse on account of partial occupancy. Consent of Contractor to such early occupancy or use shall not be unreasonably withheld.

    17.4.5) Contractor shall obtain and maintain boiler and machinery insurance as necessary. The interests of CUC, Contractor and its Subcontractors shall be protected under this coverage.

    17.4.6) Contractor shall purchase and maintain insurance to protect CUC, Contractor, and Subcontractors against loss of use of CUC's property due to those perils insured pursuant to Section 17.1.1(e). Such policy will provide coverage for expediting the payment of expenses for materials, overhead of CUC, Contractor, and Subcontractors, necessary expense including overtime, loss of income by CUC and other determined exposures. Exposures of CUC, Contractor, and Subcontractors shall be determined by mutual agreement with separate limits of coverage fixed for each item.

    17.4.7) Upon contract award, Contractor shall provide CUC with a copy of all required policies. Copies of any subsequent endorsements shall be furnished to CUC. CUC shall be given thirty (30) Days' notice of cancellation, non-renewal, or any endorsements restricting or reducing coverage.

    17.4.8) Contractor shall give written notice to CUC before commencement of the Work if C Contractor will not be obtaining property insurance. In that case CUC may obtain insurance in order to protect its interest in the Work as well as the interest of any Subcontractors in the Work. Contractor shall provide a change order to CUC for the cost of this insurance.

    17.4.9) If CUC is damaged by failure of Contractor to purchase or maintain property insurance or to so notify CUC, Contractor shall bear all reasonable costs incurred by CUC arising from the damage.

    17.5) Property Insurance Loss Adjustment.                            -

    17.5.1) Any insured loss shall be adjusted with CUC and Contractor and made payable to CUC and Contractor as trustees for to insureds, as their interests may appear.

    17.5.2) Upon the occurrence of an insured loss, monies received will be deposited in a separate account and the trustees shall make distribution in accordance with the agreement of the parties in interest, or in the absence of such agreement, in accordance with an arbitration award pursuant to
    Section 25. If the trustees are unable to agree between themselves on the settlement of the loss, such dispute shall also be submitted for resolution pursuant to Section 25.

    17.6) Waiver Of Subrogation.

    17.6.1) CUC and Contractor waive all rights against each other, and any of their respective employees, consultants, and Subcontractors for damages caused by risks covered by insurance as provided in this Section 17 to the extent they are covered by that insurance, except such rights as they may have to the proceeds of such insurance held by CUC and Contractor as trustees.
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    Contractor  shall require similar waivers from all  Subcontractor  and shall require each of them to include similar waivers in their subsubcontracts and consulting agreements.

    17.6.2) CISC waives subrogation against Contractor, and Subcontractors on all property and consequential loss policies carried by CUC on adjacent properties and under property and consequential loss policies purchased for the Project after its completion.

    17.6.3) If the policies of insurance referred to in Section 17.2 require an endorsement to provide for continued coverage where there is a waiver of subrogation, the insured parties under such policies shall cause them to be so endorsed.

    18) INDEMNITY: LIABLIIY.

    18.1) Contractor's Indemnity. Contractor shall defend, indemnify and hold harmless CUC against any losses, liabilities, damages or claims against CUC arising out of (i) any failure of Contractor promptly to perform any obligations of Contractor under this Agreement provided such failure was not caused by any act or omission of CUC, the failure of CUC to take reasonable steps to mitigate such loss, liability, damage or claims or by events beyond the reasonable control of Contractor; (ii) any misconduct, negligence, malfeasance or misfeasance on the part of the Contractor, or of its officers, employees or its Subcontractors; or (iii) any acts of Contractor or Subcontractors or their respective employees beyond the scope of Contractor's authority hereunder not authorized or ratified by CUC.

    18.2) CUC Indemnity. CUC shall defend, indemnify and hold harmless Contractor against any losses, liabilities, damages or claims against Contractor or its Subcontractors arising out of failure of CUC promptly to perform any obligations of CUC under this Agreement provided such failure was not caused by any act or omission of Contractor or its Subcontractors, the failure of Contractor or its Subcontractors to take reasonable steps to mitigate such loss, liability, damage or claims, or by events beyond the reasonable control of CUC; (ii) any misconduct, negligence, malfeasance or misfeasance on the part of CUC, or of its officers or employees; or (iii) any acts of CUC or its employees beyond the scope of CUC's authority not authorized or ratified by Contractor.

    18.3) Double Jeopardy.

    Both CUC and Contractor shall be entitled to an indemnity under this Section 18 only to the extent that they have not received payment for the same loss, damage, death or injury under a policy of insurance.

    18.4) Consequential Losses.

    In no case shall the indemnities in Sections 18.1 and 18.2 extend to indirect or consequential loss or damage, including but not limited to loss of use, loss of profits, and loss of production.

    19) TERMINATION.

    19.1) CUC Events of Default.

    19.1.1) Each of the following shall constitute a CUC Event of Default:

    19.1.1.1) Work has been suspended or a thirty (30) Day period:

    (a) under court order, or order of other governmental authority having jurisdiction, as a result of any action or inaction by CUC;
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    (b) pursuant to Section 13 because of CUC's failure to pay Contractor;

    19.1.1.2) Work is suspended by CUC for sixty (60) Days;

    19.1.1.3) CUC's failure to cure a CISC action or omission which Contractor reasonably determines will delay Contractor in the performance of the Work for a period of at least sixty (60) Days, within five (5) Days of Contractor's notice to CUC of such determination;

    19.1.1.4) CUC fails to furnish reasonable evidence that sufficient funds are available and committed for the entire cost of the Project;

    19.1.1.5) CUC shall fail to pay when due or within five (5) Days thereafter any installment of the Guaranteed Price or any other amount payable to CUC under this Agreement, any of the Notes, the Security Agreement, the Escrow Agreement, or any related document or instrument;

    19.1.1.6) CUC shall fail to observe or perform any covenant or agreement contained in this Agreement, any of the Notes, the Security Agreement, the Escrow Agreement or any other related document or instrument (other than those covered by Subsection 19.1.1.6 immediately above) and shall fail to cut such failure within fifteen (15) Days after written notice thereof shall have been given to CUC by Contractor;

    19.1.1.7) any material misrepresentation regarding any warranty, certification or statement made by CUC in this Agreement, any Note, the Security Agreement, the Escrow Agreement or any related document or instrument, or in any certificate, financial statement or other document delivered pursuant hereto or thereto;

    19.1.1.8) CUC takes any affirmative action that causes the Security Agreement, the Escrow Agreement or any related document or instrument to cease to create a valid and perfected first priority pledge and security interest in and to all or any part of the Collateral or causes any such document or instrument to cease to be of full force and effect;

    19.1.1.9) CUC shall (aa) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for itself or any substantial part of its property, or shall (bb) consent to the appointment of or the taking of possession by any such offcial in an involuntary case or other proceeding commenced against it, or shall (cc) make a general assignment for the benefit of creditors, or shall (dd) take any action to authorize any of the foregoing;

    19.1.1.10) an involuntary case or other proceeding shall be commenced against CUC seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for CUC or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of ninety (90) Days, and an order for relief shall be entered against CUC under applicable bankruptcy laws as now or hereafter in effect; or

    19.1.1.11) a material adverse change has occurred in the financial condition of CUC since the date of this Agreement, such adverse change gives rise to a reasonable possibility that CUC will not be able to perform its obligations hereunder or carry on its business substantially as now being conducted, and CUC shall fail to correct such change to the satisfaction of Contractor within fifteen (15) Days after written notice thereof shall have been given to CUC by Contractor;

    19.1.2.) If any CUC Event of Default referenced in Section 19.1.1 shall occur and be continuing, then in each and every such event Contractor shall at its option by written notice to
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    CUC declare the present value of the  outstanding  principal  portion of the
    Guaranteed Price as of the date of default, in addition to the balance of all payments then due and owing on the Guaranteed Price to be due and payable; provided however, that upon the occurrence of any CUC Event of Default specified in Subsection 19.1.9 or 19.1.1.10, the entire balance of Guaranteed Price shall immediately become due and payable.

    19.1.3) Termination by Contractor For Cause. Upon written notice to CUC, Contractor may terminate this Agreement upon any of the CUC Events of Default referenced in Section 19.1.1.

    19.1.4) Upon termination by Contractor in accordance with Section 19.1, Contractor shall be entitled to recover from CUC all damages as set forth in
    Section 19.3.

    192) Contractor Event of Default.

    19.2.1) If Contractor shall fail to observe or perform any covenant or agreement contained in this Agreement and shall fail to cure such failure within fifteen (15) Days after written notice thereof shall have been given to CUC by Contractor

    19.2.2) If any material misrepresentation regarding any warranty, certification or statement in this Agreement or any related document or instrument, or in any certificate, financial statement or other document delivered pursuant hereto or thereto;

    192.2) Upon a Contractor Event of Default CUC may, after ten (10) Days' written notice to Contractor, during which period Contractor fails to use its best efforts to perform such obligation, undertake to perform such obligations for Contractor. CUC shall be entitled to any proven loss, cost or expense incurred or paid by CUC in connection with Contractor's default under this Agreement, including but not limited to any additional cost to CUC of performing any of Contractor's obligations hereunder and all actual and consequential damages.

    19.2.3) Termination by CUC For Cause. CUC may terminate this Agreement for any of the following reasons if upon ten (10) Days' written notice to Contractor fails to take any action to remedy the any of the following:

    19.2.3. 1) In the event Contractor persistently fails to abide by the orders, regulations, roles, ordinances or laws of governmental authorities having jurisdiction; or

    19.2.3.2) In the event Contractor otherwise materially breaches any material provision of this

    19.2.3.3) Contractor shall (aa) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for itself or any substantial part of its property, or shall (bb) consent to the appointment of or the taking of possession by any such official in an involuntary case or other proceeding commenced against it or shall (cc) make a general assignment for the benefit of creditors, or shall (dd) take any action to authorize any of the foregoing;

    19.2.4) In the event CUC properly terminates this Agreement pursuant to this
    Section 19.2. CUC shall be entitled to any proven loss, cost or expense incurred or paid by CUC in connection with this Agreement, including but not limited to any additional cost to CUC of performing any of Contractor's obligations hereunder and all actual and consequential damages.

    19.2.4.1) If such event occurs prior to Substantial Completion, CUC without prejudice to any other right or remedy, may take possession of the Site and complete the Work utilizing any
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    reasonable  means  and CUC  shall be  entitled  to  reduce  the  outstanding principal portion of the Guaranteed Price to an amount equivalent to its present value as of the date of termination calculated upon a rate of 11.5% and further reduced by the cost to CUC of performing the remainder of Contractor's obligations hereunder; provided, however that in no event shall CUC entitled to reduce such amount by the cost to CUC of performing any of Contractor's obligations to manage and operate the Plant after the date of Substantial Completion.

    19.2.4.2). If such event occurs after Substantial Completion, CUC shall he entitled to reduce the outstanding principal portion of the Guaranteed Price to an amount equivalent to its present value as of the date of termination calculated upon rate of 11.5%; provided Contractor shall be entitled to the balance of all payments then due and owing on the Guaranteed Price plus all Operations and Maintenance Fees and Production Fees currently due and owing under Sections 6.2 and 6.3 hereof including all lam charges pursuant to
    Section 6.4.

    19.2.4.3) In the event CUC terminates this Agreement, CUC shall be obligated to mitigate Its damages and minimize all costs incurred in its continued performance abandonment of the Project, or delay in reprocuring or identifying substitute performance.

    19.2.5). In the event CUC exercises its rights under Subsection 19.2.1 or 19.2.3, CUC shall provide Contractor a detailed accounting of all costs incurred by CUC under Subsection 19.2.2 or 19.2.4, as the case may be.

    19.3) Wrongful Termination By CUC

    19.3.1) If CUC terminates this Agreement other than as set forth in Subsection 19.2.2 or Section

    19.4, CUC shall pay Contractor all Work performed through the date of termination based upon the Schedule of Values which CUC and Contractor shall negotiate and agree upon following execution of this Agreement, and for any other proven loss, cost or expense incurred or paid by Contractor in connection with the Work, including but not limited to all proposal/contract preparation costs, all demobilization costs, all accrued Business Gross Revenue Tax, all incurred construction financing fees and costs, all incurred Insurance and loan management expenses, and Contractor's actual and consequential damages. In addition, Contractor shall be paid an amount calculated as set forth below:

    19.3.1.1) 1f CUC terminates this Agreement prior to the date of Substantial Completion, Contractor shall be paid ten percent (10%) of the unpaid portion of the Schedule of Values (lost profit).

    193.1.2) [Reserved.]

    19.3.1.3) If CUC terminates this Agreement after the date of Substantial Completion, CUC shall pay Contractor in addition to the balance of all payments then due and owing on the Guaranteed Price, an amount equivalent to the present value of the outstanding principal portion of the Guaranteed Price as of the date of termination calculated at a rate of 11.5% per annum plus all Operations and Maintenance Fees and Production Fees due and owing under Sections 6.2 and 6.3 hereof, including all late charges pursuant to
    Section 6.4, and the balance of the Operations and Maintenance Fee and Production Fee payable under Sections 6.2 and 6.3 up through the end of the then current project fiscal year as set forth in Subsection 16.1.2.

    19.3.1.4) CUC shall also pay to Contractor fair compensation either by purchase or rental at the election of CUC for any equipment retained, plus interest. CUC shall assume and become liable for obligations, commitments and unsettled claims that Contractor has previously undertaken or incurred in good faith in connection with the Work or as a result of the termination of this Agreement. Contractor shall cooperate wit CUC by taking all steps necessary to accomplish the legal assignment of Contractor's rights and benefits to CUC including the execution and delivery of all required permits, documents and instruments.
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    19.4) Termination by Mutual Consent.  Contractor's  receipt of prepayment by
    CUC of the balance of the Guaranteed Price pursuant to Subsection 6.1.3 and proper termination of the Operations and Maintenance portion of this Agreement with due notice pursuant to Section 16.1. shall operate as a termination of this entire Agreement by consent of the parties; provided however, that such termination shall not prejudice any rights or remedies of the parties which shall have accrued prior to such termination.

    19.5) Acceleration of Debt Due to Default or Termination.

    19.5.1) In the event Contractor is entitled to payment by CUC of any amount specified in Sections 19.1, 19.2 or 19.3 (depending on the basis therefor) such amounts shall immediately become due and payable to Contractor.

    19.5.2) All amounts due and payable under this Section 19.4 shall bear interest at a rate of 11.5% from the date of written notice of the declaration of default or the date of termination, as the case may be, until the date payment is received. Such amount shall immediately become due and payable without any further notice to CUC or any other act by Contractor, and without presentment, demand, protest or other notice of any kind, all of which ate hereby waived by CUC.

    19.6) Other Remedies in the Event of Default or Termination.

    If a Event of Default shall occur and be continuing, or if the Agreement is terminated, then in each and every such event Contractor and CUC may proceed to protect ad enforce their respective rights under this Agreement, any and each Note, the Security Agreement, the Escrow Agreement and any related document or instrument by exercising such remedies as are available to each of them in respect thereof under applicable law, either by suit in equity or by action at law or both, for specific performance of any covenant or other agreement contained In this Agreement, any of the Notes, or any such other document or in aid of the exercise of any power granted herein or therein. No failure or delay by Contractor or CUC in exercising any right power or privilege under this Agreement or any of such other documents or instruments shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude my other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not excessive of any rights or remedies provided by law.

    20) KEY PERSONNEL.

    Contractor shall ensure that there are at all times at the Site sufficient suitably qualified ad experienced staff to supervise the Work In particular, but without limitation, Contractor shall appoint suitably qualified and experienced persons to fill the posts of Contractor Project Manager and Contractor Site Representative in accordance with the provisions of Section 22 hereof

    21) ASSIGNMENT.

    21.1) Neither CUC nor Contractor shall assign their respective rights and obligations under this Agreement in whole or in part to any Person, without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed. Consent may be withheld if any assignee proposed is not in the opinion of the consenting parry reasonably able to fulfill the terms and obligations of this Agreement. including the payment of any unpaid obligations owed or which may become due pursuant to this Agreement

    21.2) All Contractor's subcontracts, including. without limitation, material supply contracts, orders for Plant Equipment, and permitted assignments, shall be in writing and assignable by Contractor to CUC, without the execution of any documents by the other party to any such contracts or assignments.
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    22)      CUC AND CONTRACTOR REPRESENTATIVES.

    22.1) CUC Project Manager.

    22.1.1) The CUC Project Manager shall be the primary representative of CUC and shall exercise such authority as is specified in this Agreement or is delegated to him by CUC. The general duties of the CUC Project Manager shall be, inter alia, to act on behalf of CUC as follows

    (i) to review, comment, audit and monitor the design, construction, commissioning and performance of the Work

    (u) to inspect, examine and/or witness, the materials. Plant Equipment, testing and workmanship used or carried out in connection with the Work; and

    iii) to certify payments and testing, in each case in order to report to CUC on the progress of the Work and to report whether the Work is being carried out in accordance with this Agreement.

    22.1.2) The CUC Project Manager shall also carry out the following duties

    (i) other duties that CUC designates are to be performed by the CUC Project Manager; and

    (ii) any other duties which we specified in this Agreement.

    22.2) CUC Site Representative

    CUC shall designate a CUC Site Representative who shall represent CUC at the Site during construction and shall communicate with the CUC Project Manager the Contractor Project Manager and the Contractor Site Representative, and shall exercise all other authority of CUC as permitted or required by this Agreement.

    22.3) Designation of CUC Representatives.

    22.3.l) The CUC Project Manger shall be:

    Name:    Timothy P. Villagomez or his Designee

    Address: Lower Base, Post Office Box 1220, Saipan, MP 96950

    223.2) The CUC Site Representative promptly shall be identified in writing to Contractor

    22.4) The Contractor Project Manager

    Contractor shall designate a Contractor Project Manager who shall communicate with the CUC Project Manager or the CUC Site Representative. The Contractor Project Manager shall be responsible for Contractor's performance of this Agreement and shall assist CUC whenever necessary to ensure complete and satisfactory performance of this Agreement The Contractor Project Manager will have authority to act on behalf of Contractor and to bind Contractor on all matters relating to this Agreement.

    22.5) The Contractor Site Representative.

    22.5.1) The Contractor Site Representative will represent Contractor on the Site during construction. The Contractor Site Representative will maintain an office on the Site for purposes of remaining, in close proximity to the Work and communicating with the CUC Project Manager and/or the CUC Site Representative. The Contractor Site Representative will advise and consult
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    with  the CUC  Project  Manager  and the CUC Site  Representative  as to the
    performance of the Work under this Agreement.

    (22.5.2) The Contractor Site Representative shall have knowledge of the Work, the construction means, methods, techniques, sequences or procedures, and for safety precautions and programs in connection with the Work.

    22.6) Designation of Contractor's Representatives

    22.6.1) The Contractor Site Representative shall be identified in writing to CUC.

    22.6.2) The Contractor Project Manager shall be:
             Name:            ___________________________________
             Address:         ___________________________________


    23) NOTICES.

    23.1) All notices, requests, directions, or other communications required by this Agreement, required or permitted, shall be in writing and shall be considered properly given when: i) delivered in person:

    (ii) sent via confirmed fax:

    (iii) sent certified mall confirmed by a signed return receipt; or

    (iv) delivered to an express courier, correctly addressed and postage prepaid.

    23.2) Notices or other communications given in accordance with this Section 23 shall be deemed effective on the date delivered or fax confirmed in this case of Sections 23(i) and (ii) above or upon actual receipt in the case of Sections 23 (iii) and (iv).

    Horiguchi Building, 5th Floor, PPP 402, Box 10000, Saipan, MP 96950,

    23.3) Notice shall be given to Contractor as follows:

    Name:                 Telesource CNMI

    Attn:    General Manager

    Address: Horiguchi Building, 5th Floor
                          PPP 402, Box 10000, Saipan, MP 96950
    Phone:   (670) 233-4501
    Fax:                  (670) 233-4505

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    23.4) Notice shall be given to CUC as follows:

    Name:         Commonwealth Utilities Corporation
    Attn:         Executive Director
    Address: Lower Base
                  Post Office Box 1220, Saipan, MP 96950
    Phone:        (670) 322-4033
    Fax:          (670) 3224323

    24)      TITLE AND RISK OF LOSS.

    24.1) Title in Contractor.

    24.1.1) Unencumbered legal title in and to the Plant and each piece of Plant Equipment and all material used in connection with the Plant, including all Work and Systems and all components and items which are ancillary to all of same, including all machinery, apparati, materials equipment and other things to be provided in connection with the construction, operation and maintenance of the Plant, including but not limited to the power generation system, the sewer treatment plant, all utilities at the Site and all connections to utilities not on the Site, transformers and grid interconnectors, the fuel storage system the waste oil storage and disposal system and the SCADA system, whether such property be real or personal, tangible or intangible, shall be vested in Contractor from the moment of its acquisition, procurement, installation or construction by or at the instruction of Contractor for and throughout the period expiring on the date as of which CUC has paid Contractor the full amount of the Guaranteed Price, and all other amounts then owing to Contractor under this Agreement (the "Final Payment Date")

    24.1.2) Legal title to all work in progress and all construction and other services related to the Plant will be vested in Contractor so long as services are being performed in connection with the construction of the Plant by or at the instruction of Contractor, during the period set forth in this Section 24.1. Throughout such period, it is fully understood that Contractor shall retain responsibility for risk of loss of the Plant, Plant Equipment, Systems, materials and work in progress related to the construction, operation or maintenance of the Plant, including the responsibility for claims for damage or loss to any of same, and Contractor shall provide CUC with satisfactory evidence of liability and extended coverage insurance for all of same as shall be in such amounts and against such risks as shall be standard customary in similar circumstances, and in accordance with Section 17 hereof which insurance shall name CUC as additional insured and loss payee to the extent of its interest pursuant to the terms of this Agreement. During such period as Contractor shall have legal title as aforesaid, neither Contractor, CUC nor any other person shall allow any such property to be subject to any Lien, except for government tax Liens or labor or materialmen or other Liens which may arise by virtue of Law.

    24.2) Title In CUC.

    Subject to Section 7 of this Agreement, legal title in and to the revenue from sale of power produced by operation of the Plant from the Date of Substantial Completion shall be vested in CUC.

    24.3) Transfer of Title.

    24.3.1) Within thirty (30) Days following the Final Payment Date and provided no CUC Event of Default then exists, Contractor shall effect the immediate delivery and transfer of unencumbered legal title to CUC (or its affiliate or designee), in and to the Plant, Plant, Equipment, Work

    Systems and all of the above-referenced related property and materials without further
                                                                        Page25
    consideration payable to Contractor and CUC and Contractor agree to execute such documentation and do all such further actions as may be necessary or appropriate to effect same.

    24.3.2) Immediately upon transfer of legal title pursuant to this Section 24.2, the risk of loss for all property so transferred shall immediately pass to CUC, and CUX shall be responsible for carrying all requisite liability and extended coverage insurance in connection therewith; provided, however, that CUC shall name Contractor as additional insured and loss payee to the extent of its interest pursuant to the terms of this Agreement and any other agreement related to the Plant to which Contractor is a party.

    24.3.4) At the time that delivery and legal title are transferred by Contractor in accordance with the terms of this Section 24.2, Contractor shall contemporaneously assign to CUC or such other person all right tide and interest which Contractor may at such time have in any lease or sublease for the Site. CUC shall pay all taxes, filing fees and recording, legal and other fees necessary to effect such deliveries and assignments and transfer of legal title.

    24.4) Transfer of Title; No Release.

    It is understood and agreed that the possession or transfer of legal title as set forth in this Agreement shall not release Contractor's or CUC's lawful responsibility, respectively, to fully carry out all of its obligations under this Agreement and all other referenced agreements to which it is a party or otherwise affect the provisions on risk of loss set forth in this Agreement

    25)   RESOLUTION OF DISPUTES.

    25.1) In General.

    Claims disputes or other matters in question between the parties to this Agreement shall first be subject to mediation before arbitration. A demand for mediation shall be made within a reasonable time after the dispute or claim has arisen.

    25.2) Mediation.

    Any mediation shall be held in accordance with the Construction Industry Mediation Rules of the American Arbitration Association currently in effect unless the parties mutually agree otherwise. The mediation shall take place at a mutually convenient location in Saipan. Demand for mediation shall be filed in writing with the other party to this Agreement and with the American Arbitration Association. In no event shall the demand for mediation be made after the date when institution of legal or equitable proceedings based upon such claim, dispute or other matter in question would be barred by the applicable statute of limitations.

    25.3) Arbitration.

    Any dispute or difference arising out of, or in connection with, this Agreement which cannot be amicably settled between the parties by mediation shall be finally settled under the Rules of Construction Arbitration of the American Arbitration Association. The arbitration shall take place at a mutually convenient location in Saipan The resulting arbitral decision shall be final and binding on the parties. Judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction thereof. The prevailing party in any arbitration shall be entitled to recover from the other petty all attorneys' fees, expenses and other costs incurred in asserting or defending any claim arising under or related to this Agreement
                                                                        Page 26

    25.4) Administrative Review.

    Any disputes arising under this contract between CUC and Contractor shall be submitted to administrative review and appeal as provided for in Section 5-201 of the CUC Procurement Regulations (Commonwealth Register Vol. 12, No.6 (June 15, 1990))before any action may be brought at law or equity for a remedy.

    26) MISCELLANEOUS.

    26.1) Severability of Provisions.

    26.1.1) In the event that any provision of this Agreement, or the application thereof, is held by any court of competent jurisdiction to be illegal or unenforceable, the parties shall attempt in good faith to agree upon an equitable adjustment to this Agreement in order to overcome to the extent possible the effect of such illegality or unenforceability.

    26.1.2) The provisions of this Agreement are intended to be performed in accordance with, and only to the extent permitted by, all applicable requirements of law.

    26.13) If any provision of any of the Agreement or the application thereof to any Persons or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the remainder of the Agreement nor the application of such provision to other Person or circumstances or other instruments referred to in the Agreement shall be affected thereby but, rather, the same shall be enforced to the greatest extent permitted by law.

    26.2) Entire Agreement.

    This Agreement including all schedules, exhibits, attachments and drawings referenced herein, represents the entire understanding between the parties in relation to the subject matter hereof and supersedes any and all previous agreements or arrangements between the parties in respect of this Project (whether Oral or written), including without limitations all letters of intent and clarifications submitted in response to requests for proposals or otherwise.

    26.3) Counterparts.

    This Agreement may be executed in any number of counterparts, or by use of counterpart or faxed counterpart signature pages, each of which shall be an original, but all of which together shall constitute but one instrument.

    26.4) Applicable Law.

    This Agreement shall be governed by and construed according to Laws of Commonwealth of the Northern Mariana Islands excluding any conflict of laws provisions which would result in the application of the Laws of another jurisdiction to the interpretation of this Agreement, and any action whatsoever for the enforcement of, or for damages under this Agreement shall be brought exclusively In the Federal or Commonwealth Courts of the Northern Mariana Islands.

    26.5) Successors and Assigns.

    All of the terms of this Agreement shall apply to, be binding upon and inure to the benefit of the parties hereto, their respective successors, permitted assigns and all other Persons claiming by, through or under them.
                                                                         Page27

    26.6) Non-Objection by CNMI.

    The effectiveness of this Agreement shall be conditioned upon delivery by CUC to Contractor of written notice stating that the Government of the Commonwealth of the Northern Mariana Islands has not objected to the terms of this Agreement and all related documents and instruments.

    26.7) Inspection of Book and Records.

    As required by Section 404 of Public Law 3-91, Contractor warrants and agrees chat Contractor and any Subcontractor at any level shall provide the Public Auditor of the Commonwealth of the Northern Mariana Islands with access to, and the right to examine and copy, any records, data or papers relevant to this Agreement for a period beginning with the execution of this Agreement and continuing for a period of three (3) years from the date of Final Plant Turnover.

    26.8) No Waiver.

    Any failure at any time by either party to enforce any provision of this Agreement shall not constitute a waiver of such provision or prejudice the right of either parry to enforce such provision at any subsequent time.

    26.9) No Third Parry Beneficiary.

    Except as otherwise provided elsewhere herein, this Agreement and all rights hereunder are intended for the sole benefit of the parties hereto and shall not imply or create any rights on the part of, or obligations to, any other entity or individual not a party to this Agreement.

    26.10) Regulations Controlling.

    This Contract is null and void if either the procurement processes or contract execution fails to comply with the CUC Procurement Regulations. Any procurement action of a government official or employee in violation of said regulations is not authorized by the government and is an act for which the government will not take responsibility or be liable for in any manner. Contractor and CUC's Contracting Officer hereby certify that they have both read and understand said procurement regulations and have complied with all such regulations.

    26.11) Penalties for Violation of Regulations

    If this Agreement is in violation of the procurement regulations referred to above, Contractor may be subject to debarment or suspension from government contracting and CUC's Contracting Officer may be personally liable for any damages incurred, in addition to other penalties provided for by law or regulations.

    26.12) Gratuities.

    It shall be a breach of this Agreement for Contractor to offer, give or agree to give, any employee or former employee, or for any employee or former employee to solicit, demand, accept or agree to accept from Contractor, a gratuity or an offer of employment in connection with any decision approval, disapproval, recommendations or preparation of any part of a program requirement or a purchase request, influencing the content of any specification or procurement standard, rendering of advice, investigation, auditing or in any other advisory capacity in any proceeding or application, request for ruling, determination, claim or controversy, or other particular matter, pertaining to any program requirement or a contract or subcontract or to any solicitation or proposal therefore.
                                     Page 28

    26.13) Kickbacks.


    It shall be a breach of this Agreement for any payment, gratuity or offer of employment to be made on behalf of a Subcontractor under a contract to Contractor or any person associated therewith as an adducement for the award of a subcontract or order.

    26.14) Representation of Telesource Concerning Contingent Fees.

    Contractor hereby represents that it has not retained any person to solicit or secure government contracts upon an agreement or understanding for a commission, percentage, brokerage or contingent fee, except for the retention of bona fide employees or bona fide established commercial selling agencies for the purpose of securing business.

    26.15) Relationship.

    For the purpose of this Agreement, Contractor shall be considered as an independent entity and not as a agent or representative of CUC, and it is understood that neither Contractor nor its employees or Subcontractor(s) shall act for, represent or bind CUC in any capacity or manner whatsoever, except as specified elsewhere in this Agreement or as authorized in writing by the Contracting Officer.

    26.16) Attorney Fees.

    Notwithstanding, and in addition to any other remedy available under this Agreement, in the event court action is initiated for enforcement of, or damages under, this Agreement; the prevailing party shall be entitled to receive from the non-prevailing party all reasonable cost and expenses incurred by the party with respect to such action, including (without limitation) all costs and expenses of investigating the circumstances and events surrounding or relating to the action, and any and all fees charged by, and expenses of, professional consultants and advisers, including but not limited to attorneys, accountants or engineers. Attorneys' fees shall include, but not be limited to, cost and expenses of attorneys, expect witnesses, paralegals, secretaries, office support, document production and copying and other miscellaneous expenses reasonably incurred before trial, at trial, and on appeal.

    26.17) Representation of Counsel.

    CUC and Contractor each acknowledge that it was represented by counsel in the negotiation and execution of this Agreement. Both CUC and Contractor shall be deemed to have drafted this Agreement for purposes of resolving ambiguities in this Agreement.
                                                                       Page 29

IN WITNESS WEREOF, the parties have executed this Agreement as of the date first set forth above.

The Commonwealth Utilities Corporation
Chief Procurement Officer

            I hereby certify that to the best of my knowledge and belief this contract is in compliance with the CUC Procurement Regulations, is for a public purpose and dose not waste or abuse public funds.


     /s/ Frank T. Flores                                              5/19/97
     ------------------------------------------------------    -----------------
     ------------------------------------------------------    -----------------
     By:      Frank T. Flores                                             Date
     Title:   Special Advisor, Procurement & Supply

The Commonwealth Utilities Corporation
Corporate Comptroller, CUC


     /s/ Yenny Tom                                                       6/10/97
     ------------------------------------------------------    -----------------
     ------------------------------------------------------    -----------------
     By:      Yenny Tom                                                   Date
     Title:   Comptroller

The Commonwealth Utilities Corporation
Attorney General


     /s/ Robert B. Dunlap II                                             6/10/97
     ------------------------------------------------------    -----------------
     ------------------------------------------------------    -----------------
     By:      Robert B. Dunlap II                                         Date
     Title:   Acting Attorney General


The Commonwealth Utilities Corporation


     /s/ Timothy P. Villagomez                                           5/16/97
     ------------------------------------------------------    -----------------
     ------------------------------------------------------    -----------------
     By:      Timothy P. Villagomez                                       Date
     Title:   Executive Director

                                                                        Page 30

     /s/ Benjamin A. Sahian                                              5/16/97
     ------------------------------------------------------    -----------------
     ------------------------------------------------------    -----------------
     By:      Benjamin A. Sahian                                          Date
     Title:   Chairman, Board of Directors



     /s/ Juan S. Tenorio                                                 9/17/97
     ------------------------------------------------------    -----------------
     ------------------------------------------------------    -----------------
     By:      Juan S. Tenorio                                             Date
     Title:   Chairperson of the Board

      LIST OF EXHIBITS

          EXHIBIT A    Description of Plant Equipment, Capabilities and Related
                       Services
          EXHIBIT B Form of Promissory Note EXHIBIT C Form of Pledge and Security Agreement EXHIBIT D Form of Escrow, Pledge and Security Agreement EXHIBIT E Manufacturer's Fuel Consumption Specifications


       LIST OF SCHEDULES

           Schedule I    Definitions

           Schedule II   Prepayment Schedule



                                                                      Page32

                                             SCHEDULE 1:      DEFINITIONS

                   The defined terms used in this Agreement and in all Exhibits shall have the meanings specified In this Schedule I.

          "Adjusted Guaranteed Price" has the meaning set forth in Section 6.1.3 and Schedule II.

          "Agreement" means this document, the attached Schedules, and the attached Exhibits "A" through "D," inclusive. In the event of any conflict, inconsistency or variation between this document and any of the Schedules or Exhibits, the terms and provisions of this document shall prevail.

          "Authorization to Proceed" shall mean written notice from CUC to Contractor warranting to Contractor that CUC has fulfilled all conditions precedent as set forth in Section 9 and authorizing Contractor to begin Commencement of the Work as set forth in Section 3.1.

          "Business Day" means each Day on which banks are legally permitted to be open for business in the Commonwealth of the Northern Mariana Islands.

          "Certificate of Final Acceptance" has the meaning set forth in
          Section 14.

          "Certificate of Substantial Completion" has the meaning set forth in
          Section 14.

          "Change Order" has the meaning set fort in Section 5.1.

          "CNMI" has the meaning set forth in the first "Whereas" clause of this Agreement.

          "Collateral" means all property which is subject or is to be subject to a Lien created by the Security Agreement.

          "Complete Testing" has the meaning set forth in Section 13.1.1.

          "Completion Test Notice" has the meaning set forth in Section 13.2.2.

          "Contractor" has the meaning set forth in the preamble to this Agreement.

          "Contractor  Project  Manager" means the Person  identified in Section
          20.6.2 and designated by Contractor as agent to perform those responsibilities and duties set forth in Section 20.5.

          "Contractor Site Representative" means the Person designated by Contractor as agent to perform those responsibilities and duties set forth in Section 20.4.. "Contractor's Commercial General, Automobile, and Professional Liability Insurance" means the required insurance coverages set forth in Section 15.1.

          "CUC" has the meaning set forth in the preamble to this Agreement.

          "CUC Events of Default" are the events enumerated in Section 17.1.

          "CUC Project Manager" means the Person identified in Section 20.3.1 and whose duties are described in Section 20.2.



                                Schedule 1 Page 1

            "CUC Site Representative" means the Person to be identified by CUC pursuant to Section 20.3.2.

           "Day" or "Days" means calendar days unless otherwise specifically defined.

           "Dollars" means United States of America (U.S.) dollars.

           "Environmental Laws" shall mean all Federal, state, and local statutes, laws, codes, rules, regulations, ordinances, orders and decrees, including without limitation, the Clean Water Act, the Rivers and Harbors Act, the Coastal Zone Management Act, the Comprehensive Environmental Response, Compensation and Recovery Act of 1980, the Resource Conservation and Recovery Act of 1976, the Toxic Substances Control Act, the Hazardous Materials Transportation Act and any other statutes regulations and ordinances which pertain to the protection of human health or animal habitats, environmentally sensitive areas or the quality, use or condition of air, soil, water, shorelines or wetlands.

          "Escrow Agreement" has the meaning set forth in Section 7.2.

          "Exhibit" means each of the exhibits attached to this Agreement and marked "A" through "D."

          "Final Acceptance" has the meaning set forth in Section 14.

          "Final Payment Date" has the meaning set forth in Section 22.1.1.

          "Final Plant Turnover" has the meaning set forth in Section 3.3.

          "Good Utility Practice" means that the Work and Contractor's performance with respect to the Work shall be in accordance with all applicable Laws, the professional practices, standards and codes of the electric power generating industry of the United States and shall be performed in a workmanlike manner consistent with those used by a reasonable, prudent construction contractor under contracts for the design, supply of plant and equipment and construction of electric power generation facilities under similar circumstances and conditions. Good Utility Practice is not intended to be limited to the optimum practice or method to the exclusion of all others, but rather to be a spectrum of reasonable and prudent practices and methods of the industry and Contractor. In applying the standard to any matter under this Agreement, equitable consideration should be given to the circumstances, requirements and obligations of each the Parties.

         "Guaranteed Price" has the meaning set forth in Section 6.1.1.

          "Hazardous Material" means all hazardous toxic; infectious, or radioactive substances, hazardous wastes, or materials listed, defined or regulated by any Environmental Law and specifically shall include petroleum, oil and its fractions, asbestos, urea formaldehyde, radon and any other hazardous, toxic or dangerous waste, substance or material.

          "Interconnection   Points"  means  the  tie-points  of  the  Plant  to
          facilities owned or under the control of Parsons other than CUC or Contractor.

          "Law" means any law, including, without limitation, any act, requirement, ordinance, rule, order, statutory revisionary order, executive order, decree, judicial decision, notification or other similar directive (to the extent any such notification or directive is mandatory), resolution or regulation of any governmental authority or agency (federal, national, provincial, municipal, local or other), court or tribunal that is at any time applicable to the Project, the Premises or the Work or any part

                                Schedule 1 Page2
            thereof, and shall include, without limitation, the Standards and all applicable environmental and hazardous waste laws, as any such law, act, requirement, ordinance, rule, resolution, regulation or Standard may be amended from time to time.

           "Lien" means, with respect to any asset, any material mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect to such asset (including the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset).

          "Local Time" means the time in the CNMI.

          "MW" has the meaning set forth in the first "Whereas" clause of this Agreement.

          "Note" has the meaning set forth in Section 6.1.2(i).

          "Operation and Maintenance Fee" has the meaning set forth in
          Section 6.2.1.

          "Party" means one of the parties to this Agreement

          "Permits" means all approvals, consents, authorization, notifications, concessions, acknowledgments, agreements, licenses, decisions or similar items legitimately and lawfully required to be obtained from any Person for Contractor to perform its obligations under this Agreement.

           "Person" means an individual, partnership, corporation, business trust, joint stock company, limited liability company, trust, trustee, unincorporated association, joint venture, governmental entity or authority or agency.

           "PID's" has the meaning set fort in Section 2.2.3(i).

         "Plant" means the complete power generation facility to be constructed on the Premises as contemplated by this Agreement, including all Work and Systems and all ancillaries of all such works and such facilities to be constructed pursuant to this Agreement (including all machinery, apparatus, materials and other things to be provided under this Agreement for incorporation into such power generation facility).

         "Plant Equipment" means the generators, buildings, other structures and all other engineered, manufactured and produced items, materials, supplies and goods required to be incorporated into the Plant for the construction and operation of the Plant in accordance with this Agreement.

         "Plant Fixtures" has the meaning set forth in the Security Agreement

         "Plant Punch List" unfinished items of Plant construction which do not affect the operation, safety or integrity of the Plant and do not impact the performance or life of the Plant Equipment, but are included in the Work.

         "Pre-Existing Hazardous Material" means any and all Hazardous Material on the Site, whether known or unknown, before the date of the issuance of the Authorization to Proceed hereunder.

         "Production Fee" has the meaning set forth in Section 6.2.2 hereof.

                                Schedule I Page 3

        "Project" has the meaning set forth in the third "Whereas" clause of this Agreement.

        "Public Sector Entity" means any governmental authority, agency or court (federal, national, provincial, municipal, local or other) of the CNMI and Tinian Island that has lawful jurisdiction over the Project, the Work or any part thereof.

        "Schedule of Values" means the listing of: (a) all Work to be performed and Plant Equipment to be provided on the Project, and (b) the corresponding amount of the construction and installation costs set forth in Section 6.1.1(ii) hereof that Contractor shall be entitled to for providing such Work and Plant Equipment. The Schedule of Values shall identify both principal portion of the construction and installation costs as well as those additional interest amounts which represent construction phase financing.

        "Schedule of Work" means the schedule developed by CUC and Contractor to govern their performance of this Agreement, as amended from time to time.

        "Scope of Work" has the meaning set forth in Section 2.1.

        "Security Agreement" has the meaning set forth in Section 7.1.

        "Site" means the location where the Plant is to be constructed.

        "Subcontractor" means any Person, including without limitation, all suppliers, vendors and manufacturers of Plant Equipment, and permitted assignees of Contractor, any other subcontractor or such Person, who has a contract with, agreement with, or order from, Contractor.

        "Substantial Completion" has the meaning set forth in Section 3.2.

        "System" means the Plant Equipment and all associated components, including, but not limited to, piping, valves, wiring, controls and supports and other equipment and components agreed to in writing by the Parties, which are required to perform a given function or combination of functions on or with respect to the Plant.

        "Work" means all Plant Work to be provided and all work and services to be carried out by Contractor under and in accordance with this Agreement (including without limitation, the design, engineering, construction, completion, commissioning, testing, training and start-up, including the manufacture , procurement, delivery, installation and respective testing of the Project), and the Description of Plant Equipment, Capabilities and Related Services set forth in Exhibit A.

                                Schedule I Page4


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

                                     SCHEDULE 2
                      (Inclusive of Construction Financing Costs)


                   Prepayment Date                             Amount In U.S.$

                  Substantial Completion                         12,250,000.00

                  End of Year 3                                   9,783,000.00
                  End of Year 4                                   8,821,000.00
                  End of Year 5                                   7,750,000.00
                  End of Year 6                                   6,540,000.00
                  End of Year 7                                   5,200,000.00
                  End of Year 8                                   3,900,000.00




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



                                   EXHIBIT "A"


          Design construction of Power Generation Plant on the island of Tinian, consisting of the following:

1. The design, engineering and erection of a power generation facility capable of self-sustained operation with 10MW load.

2. Performance of all site civil works and related services.

3. Supply, installation, testing, and commissioning of four 2.5MW, 4.6KV, 720 RPM, 60Hz diesel generator sets with all required auxiliaries for a fully integrated operational system, in addition to a 300KW, 1800RPM, housekeeping diesel generator, and SCADA system for the automatic control of the power plant.

4. Provision and installation of station transformers.

5. Provision and installation of 420,000 gal. capacity fuel storage tank.

6. Design and construction of adequate  buildings to house the diesel generators
   and   auxiliaries,   storage  and   administration   facilities  as  per  CUC
   requirements.

7. Insure adequacy and compliance with all relevant regulations.

8. Operation   and   maintenance   of  the  station  (as  an  option)  based  on
   manufacturers   recommendations   and  applicable   international  codes  and
   standards to insure efficient and safe operation.

9. Provision of all necessary documentation and training to CUC personnel.

                                   EXHIBIT "B"
                                  NEGOTIABLE
                                 PROMISSORY NOTE


              $180,000.00                             ___________________, 1997

            FOR VALUE RECEIVED, the undersigned, The Commonwealth Utilities Corporation, a ___________________ (the "Maker"), promises to pay to the order of Telesource CNMI, Inc. (the "Holder"), at Horiguchi Building, 5th Floor, PPP4O2, Box 10000, Saipan, MP 96950, or such other place as the Holder may later designate to Maker in writing, in lawful money of the United States, the amount of One Hundred Eighty Thousand Dollars ($180,000.00) (the "Note Amount"), which Note Amount comprises principal and interest thereon, in accordance with the terms set forth herein (this "Note").

Section 1. Payments and Maturity.

            The Note Amount shall be due and payable , [1st day of each month, for a period of 120 months, commencing the first month following Substantial Completion, as defined in the Contract].

Section 2. Late Charges.

            To the extent permitted by applicable law, if Maker shall fail to make a payment due under the terms of this Note within fifteen (15) calendar days after the date such payment is due, Maker shall pay Holder, on demand, a late charge equal to three percent (3%) of the Note Amount.

Section 3. Application and Place of Payments.

            All payments made on account of this Note shall be applied first to the payment of any expenses or late charges then due hereunder, and second to the unpaid Note Amount. All payments on account of this Note shall be paid in lawful money of the United States of America in immediately available funds during regular business hours at Holder's aforestated address.

Section 4. Prepayment

            Upon ten (10) days written notice to Holder, Maker may, at any time, prepay all (but not less than all) of the Note Amount by paying to Payee an amount equal to the aggregate balance of all then outstanding promissory notes (the "Other Notes") executed and delivered to Holder in connection with the construction of a power plant on Tinian, Commonwealth of the Northern Mariana Islands, as such balance may be discounted in accordance with the attached Schedule. Maker acknowledges and agrees that such prepayment values represent a reasonable and fair estimate of compensation for the loss that Holder may sustain from the prepayment of this Note.

Section 5. Events of Default.

            The following shall constitute Events of Default hereunder:


                             Promissory Note Page 1

            (a) If Maker fails to pay to Holder when due the Note Amount or any other amount due under this Note;

            (b). If Maker falls to pay the Holder when due any amount owing under any of the Other Notes;

            (c) If Maker breaches or violates any covenant or agreement contained herein, in any of the Other Notes, or in the Security Agreement (as defined in Section 7 below) or in any document or instrument referenced herein or therein.

            (d) If Maker shall (i) make a general assignment for the benefit of creditors, or (ii) apply for or consent to the appointment of a receiver, trustee or liquidator for itself or all or a substantial part of its assets, or
(iii) be adjudicated a bankrupt or insolvent, or (iv) file a voluntary petition in bankruptcy or file a petition or an answer seeking reorganization or an arrangement with creditors or seeking to take advantage of any other law relating to relief of debtors, or admit (by answer, by default or otherwise) the material allegations of a petition filed against it in any bankruptcy, reorganization, insolvency or other proceeding relating to relief of debtors, or
(v) suffer or permit to continue unstayed and in effect for sixty (60) consecutive days any judgment, decree or order entered by a court of competent jurisdiction, which approves an involuntary petition seeking reorganization of Maker or appoints, pursuant to such a petition, a receiver, trustee or liquidator for it or all or a substantial part of its assets.

Section 6. Remedies.

            (a) Upon the happening of an Event of Default, Holder may, in Holder's sole and absolute discretion and without notice or demand to Maker, declare the entire Note Amount, together with all amounts owing under the Other Notes, immediately due and payable, whereupon, the same shall forthwith become and be due and payable without any presentment, protest, demand or notice of any kind, all of which are expressly waived by Maker.

            (b) If an. Event of Default shall occur, the Maker shall pay the Holder, on demand by the Holder, all reasonable costs and expenses incurred by the Holder in connection with the collection and enforcement of this Note and/or all of the Other Notes, including reasonable attorneys' fees, and Holder shall have all of the rights, power and remedies available under the terms of this Note and all applicable documents, instruments and laws.

Section 7. Security.

            This is one of the Notes referred to in that certain Pledge and Security Agreement by and between Maker and Holder, dated of even date herewith (the "Security Agreement"), and the indebtedness evidenced by this Note is secured pursuant to the Security Agreement. All terms, covenants, provisions, conditions and promises contained in the Security Agreement to be kept, observed and performed by Maker are incorporated in and made a part of this Note, by this reference, to the same extent and force as if they were fully set forth in this Note, and Maker unconditionally agrees to keep, observe and perform them strictly in accordance with the terms and provisions of the Security Agreement.

Section 8. Miscellaneous.

            (a) This Note shall be deemed to be made and entered into under the laws of the Commonwealth of the Northern Mariana Islands and for all purposes shall be construed and enforced in accordance with the laws of the said jurisdiction.
                             Promissory Note Page 2

            (b) This Note shall be binding upon Maker and Maker's successors and assigns and shall inure to the benefit of Holder and Holder's successors and assigns; except that Maker may not assign or otherwise transfer any of its obligations under this Note without prior written consent of Payee. Each reference herein to Maker or to Payee shall, except where the context shall otherwise require, be deemed to include its respective successors and assigns.

            (c) Any notice, request, or demand to or upon Maker or Holder shall be deemed to have been properly given or made when delivered.

            (d) In the event any provision of this Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had not been contained in this Note, but only to the extent that such provision, or part thereof, is invalid, illegal, or unenforceable.

            (e) The captions herein set forth are for convenience of reference only and shall not be deemed to define, limit or describe the scope or intent of this Note.

            (f) Maker consents, without notice, to any and all extensions in the maturity of this Note, to the acceptance of partial payments before or after maturity, and to the acceptance, release and substitution of security, all without prejudice to Holder.

            (g) Maker agrees that in the event this Note, or the obligations evidenced by this Note, shall at any time be held to be subject to the payment of any documentary stamp, intangible or other tax (other than income taxes of Holder), Maker will pay such tax, together with interest and penalties thereon, if any.

            (h) Holder shall have the right to transfer or convey this Note or transfer, assign or sell participations in this Note to any Person; provided that no participation shall adversely affect Maker's or Holder's obligations hereunder.

            (i) Maker certifies that this Note evidences a commercial obligation of Maker to Holder.

            (j) Any failure or delay by Holder to exercise any right or remedy hereunder shall not constitute a waiver of the right to exercise the same or any other right or remedy at any subsequent time, and no single or partial exercise of any right or remedy shall preclude other or further exercise of the same or any other right or remedy.

            (k) None of the terms and provisions hereof may be waived, altered, modified, or amended except by an agreement in writing signed by Maker and Holder.

           (1) THE MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THIS NOTE. THE PAYEE FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. THE FOREGOING WAIVER OF A TRIAL BY JURY IS A MATERIAL INDUCEMENT FOR THE PAYEE TO MAKE
                             Promissory Note Page 3

THE LOAN EVIDENCED BY THIS NOTE. Any legal action or proceeding with respect to this Note or any document related hereto shall be brought in the Superior Court of the Commonwealth of the Northern Mariana Islands, and by execution and delivery of this Note, the Holder hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of aforesaid courts. The Holder hereby knowingly, voluntarily, irrevocably and unconditionally waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of the forum non conveniens which it now or hereafter may have to the bringing of an action or proceeding in such respective jurisdictions.

          TN WITNESS WHEREOF, Maker has caused this Note to be executed by its duly authorized officers as of the day and year first above written.

                                   THE COMMONWEALTH UTILITIES CORPORATION


                                  By: __________________________________________

                             Promissory Note Page 4

                                                                   EXHIBIT "C"



                          PLEDGE AND SECURITY AGREEMENT
                               Dated as of , 1997

                                     between

               The Commonwealth Utilities Corporation, as Obligor,

                                       and

                              Telesource CNMI, Inc.
                              as the Secured Party



                                            Pledge & Security Agreement Page 1

            TABLE OF CONTENTS

       Article          Section                                  Page
          I.           DEFINITIONS
                           1.1.     Definitions

          II.     SECURITY INTERESTS
                           2.1.     Grant of Security Interests
                           2.2.    Power of Attorney

          III.    GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS
                           3.1.    Necessary Filings
                           3.2.    No Liens; Other Financing Statements
                           3.3.    Chief Executive Office; Name; Records
                           3.4. Location of Equipment, Inventory, Records and Fixtures
                           3.5. No Warehouse Receipts, Bills of Lading or Other Document of Title
                           3.6.    Fair Labor Standards Act
                           3.7.    Vehicles
                           3.8.    Additional Covenants
                           3.9.    Further Documentation
                           3.10.   Further Actions

          IV. SPECIAL PROVISIONS CONCERNING ACCOUNTS, ASSIGNED AGREEMENTS AND GOVERNMENT CONTRACTS
                           4.1.     Additional Representations and Warranties
                           4.2.     Maintenance of Records
                           4.3.     Modifications of Terms, etc.
                           4.4.     Collection
                           4.5.     Remedies

          V.      SPECIAL PROVISIONS CONCERNING ASSIGNED AGREEMENTS,
                           5.1. Rights and Duties of Obligor under Assigned Agreements,
                                   Government Contracts and Insurance Contracts
                           5.2.    Obligor Remains Liable
                           5.3.    Remedies

         VI. [Reserved]

         VII.    REMEDIES UPON OCCURRENCE OF CUC EVENT OF DEFAULT
                           7.1.    Remedies; Obtaining the Collateral upon
                                   Default
                           7.2.    Remedies; Disposition of the Collateral
                           7.3.    Waiver
                           7.4.    Expenses of Disposition of Collateral
                           7.5. Application of Proceeds; Obligor Liable for Deficiency
                           7.6.    Remedies Cumulative; No Waiver
                           7.7.    Discontinuance of Proceedings
                           7.8.    Secured Party's Duty as to Collateral

                                             Pledge & Security Agreement Page 2

      VIII. INDEMNITY
                           8.1.     Indemnity
                           8.2.     Contract Obligations, Survival

      IX.          MISCELLANEOUS
                           9.1.     Notices
                           9.2.     Amendments, Waivers, etc.
                           9.3.     Successors and Assigns
                           9.4.     Severability
                           9.5.     Heading Descriptive
                           9.6.     Counterparts
                           9.7.     Expenses
                           9.8.     Governing Law
                           9.9.     Submission to Jurisdiction
                           9.10.    Waiver of Trial by Jury
                           9.11.    Obligor's Duties
                           9.12.    Termination and Reinstatement
                           9.13.    Security Interest Absolute
                           9.14.    Recourse
                           9.15.    Conflicting Terms

List of Schedules


Schedule A                          Assigned Agreements
Schedule B                          Insurance Contracts
Schedule C                          Locations of Collateral


                                            Pledge & Security Agreement Page 3

                            PLEDGE AND SECURITY AGREEMENT

              THIS PLEDGE AND SECURITY AGREEMENT, dated as of ________, 1997, is made by The Commonwealth Utilities Corporation (the "Obligor"), in favor of Telesource CNMI, Inc., a corporation of the Commonwealth of the Northern Mariana Islands (the "Secured Party").

                                     WITNESSSETH:

              WHEREAS, pursuant to that certain Agreement for Design, Supply of Plant and Equipment, Construction, Maintenance and Operation and Transfer of Ownership (as amended, restated, supplemented or otherwise modified from time to time, the "Contract"), dated as of the date hereof, by and between the Secured Party and the Obligor, the Secured Party has agreed to design, construct and finance, operate and maintain the Plant (as defined herein); and

              WHEREAS, it is a condition precedent to the Secured Party's design, construction, financing, operation and maintenance of the Plant that the Obligor executes and delivers this Agreement to the Secured Party;

              NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                           ARTICLE I   DEFINITIONS

              1.1. Definitions. As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires. Defined terms in this Agreement shall include in the singular number the plural and in the plural number the singular. All capitalized terms used herein and not otherwise defined herein shall have the meaning provided in the Contract.

              "Account  Obligor"  shall mean  "account  obligor,"  as defined in
      Section 9-105(1)(a) of the UCC.

              "Account Records" shall mean (a) all original copies of all documents, instruments or other writings evidencing the Accounts, (b) all books, correspondence, credit or other files, records, ledger sheets or cards, invoices and other papers relating to the Accounts (including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Accounts) whether in the possession or under the control of the Obligor or any computer bureau or agent from time to time acting on behalf of the Obligor, (c) all evidences of the filing of financing statements and the registration of other instruments in connection with any Accounts and amendments, supplements or other modifications thereto, notices to other creditors or secured parties and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (d) all credit information, reports and memoranda relating to any Accounts and (e) all other written or non-written forms of information related in any way to the foregoing or any Accounts.

              "Accounts" shall mean those "accounts" in which the Obligor has any right, title or interest, as defined in Section 9-106 of the UCC and which represent all of the Obligor's rights to payment for goods sold or leased or services rendered, whether or not earned by performance, which are related in any way to the Plant, including, without limitation, all rights to payment for the sale or

                                            Pledge & Security Agreement Page 4
production of power by the Plant, and (i) all such rights evidenced by an account, note, contract, security agreement, chattel paper or other evidence of indebtedness or security, (ii) all amounts and claims for amounts payable to or for the account of the Obligor under the Assigned Agreements or the other Collateral, (iii) all claims, rights, privileges and remedies on the part of the Obligor, whether arising under the Assigned Agreements or the other Collateral or by statue or at law or in equity or otherwise or arising out of or in connection with any failure by any party to any Assigned Agreements or the other Collateral, to receive any payment assigned hereunder, (iv) all amounts payable by any party pursuant to any Assigned Agreements or the other Collateral as a result of the exercise of any such claim, right, privilege or remedy, including, without limitation, all rights and claims of the Obligor under any bonding, insurance, indemnities, guaranties, warranties and liquidated damages arising out of or in connection therewith, (v) all security pledged, assigned, hypothecated or granted to or held by the Obligor to secure any and all of the foregoing and (vi) all rights of the Obligor to exercise any election or option or to give or receive any notice, consent, waiver or approval under or in respect of the Assigned Agreements or the other Collateral and the right (but not the obligation) to exercise or enforce any and all covenants, remedies, powers and privileges thereunder and to do any and all other things the Obligor is entitled to do thereunder, together with full power and authority, in the name of the Obligor or otherwise, to enforce, collect, receive and give receipt for any and all of the foregoing.

               "Agreement" shall mean this Pledge and Security Agreement as the same may from time to time hereafter be amended, restated, supplemented or modified in accordance with its terms.

               "Assigned Agreements" shall mean each of the agreements set forth on Schedule A hereto as the same may from time to time be amended, restated, supplemented or modified in accordance with their respective terms.

               "Chattel Paper" shall mean all "chattel paper" related in any way to the Plant in which the Obligor has any right, title or interest, as defined in Section 9-105(1)(b) of the UCC.

               "Collateral" shall have the meaning provided in Section 2.1.

               "Contract" shall have the meaning provided in the first "Whereas" clause of this Agreement.

               "Contract Obligations" means any and all of the Obligor's obligations, financial or otherwise, under the Contract and each and all of the Assigned Agreements, including, but not limited to, the payment of the Guaranteed Price and all accrued interest thereon.

               "Contract Proceeds" shall mean any and all proceeds from the Contract and the Assigned Agreements, in which the Obligor has any right, title or interest.

               "CUC Event of Default" shall have the meaning provided in the Contract.

               "Deposit Accounts" shall mean each and every deposit account and each and every securities account (general or special) relating to the design, construction, financing, operation, maintenance or ownership of the Plant, including, without limitation, "deposit accounts," as defined in Section 9-105(1)(e) of the UCC, together with all funds, instruments and other items credited to any such account from time to time, and all interest or other distribution thereon and all claims of the Obligor with respect thereto.

               "Documents" shall mean all "documents" related in any way to the Plant in which the Obligor has any right, title or interest, as defined in
Section 9-105(l)(f) of the UCC.

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                                      193

               "Equipment" shall mean all "equipment"  related in any way to the
Plant in which the  Obligor  has any  right,  title or  interest,  as defined in
Section 9-109(2) of the UCC and which shall include, but shall not be limited to, all (i) Plant Equipment and Systems, (ii) all machinery, office equipment, furniture, appliances, tools, furnishings, Vehicles and any other goods and equipment used in connection with the design, engineering, construction, maintenance, operation or ownership of the Plant, (iii) any manuals, instructions, blueprints, computers, data processing equipment, computer software and similar items which relate to any of the foregoing and (iv) any and all additions, substitutions and replacements of any of the foregoing, together with all improvements thereon and all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

               "Fixtures" shall mean all "fixtures" related in any way to the Plant in which the Qbligor has any right, title or interest, as defined in
Section 9-313(1)(a) of the UCC.

               "General Intangibles" shall mean all "general intangibles" related in any way to the Plant in which the Obligor has any right, title or interest, as defined in Section 9-106 of the UCC and, which shall include, but shall not be limited to, (i) rights to the payment of money (other than Accounts), (ii) all limited and general partnership interests and joint venture interests, (iii) all Federal, state and local income tax refunds and all claims therefor, (iv) all trade secrets and other proprietary rights, (v) all payments due in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of Governmental Authority), (vi) all residual interests in trusts and credits with and other claims against any Person and
(vii) any collateral for any of the foregoing and the rights under any security agreement granting a security interest in such collateral.

               "Governmental Authority" means the government of the United States of America, the government of the Commonwealth of the Northern Mariana Islands, and all local and municipal governments on the Island of Tinian, including any department, division, organziation, agency or branch thereof.
               "Guaranteed Price" shall have the meaning provided in the
                Contract

               "Indemnitee" shall have the meaning provided in Section 8.1.

               "Instruments" shall mean all "instruments" related in any way to the Plant in which the Obligor has any right, title or interest, as defined in
Section 9-105(1)(i) of the UCC.

               "Insurance Contracts" shall mean all insurance contracts and policies procured or maintained by the Obligor related in any way to the Plant, including, but not limited to, those set forth on Schedule B hereto, and all amendments, renewals and modifications thereof.

               "Inventorv" shall mean all "inventory" related in any way to the Plant in which the Obligor has any right, title or interest, as defined in
Section 9-109(4) of the UCC and which shall include, but shall not be limited to, inventory, goods, mobile goods, merchandise and other personal property (whether such inventory, goods, mobile goods, merchandise and other personal property are in the possession of the Obligor or of a bailee or other Person for sale, lease, storage, transit, processing, use or otherwise and whether consisting of whole goods, spare parts, components, supplies, materials or consigned or returned or repossessed inventory, goods, mobile goods, merchandise and other personal property), including, without limitation, all such inventory, goods, mobile goods, merchandise and other personal property which are held for sale or lease or are furnished or to be furnished under any contract of service, which are raw materials or work in progress or material used or consumed in the Obligor's business.

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               "Obligor" shall have the meaning provided in the introductory paragraph to this Agreement.

               "Permits" shall mean all applicable authorizations, certificates, licenses, approvals, waivers, exemptions, variances, franchises, permissions and permits of any Governmental Authority required or obtained in connection with
(i) the purchase, acquisition, design, construction, testing, maintenance, ownership, maintenance and operation of the Plant and the Plant Equipment and Systems, and (ii) the transactions contemplated by the Construction Contract or the Assigned Agreements.

               "Permitted Encumbrance(s)" shall mean                         .

               "Plant" shall have the meaning provided in the Contract.

               "Plant Equipment" and "System" shall have the meanings provided in the Contract.

               "Proceeds" shall mean all "proceeds" in which the Obligor has any right, title or interest, as defined in Section 9-306(1) of the UCC and which shall include, but not be limited to, (i) any and all proceeds of any Insurance Contracts, indemnity, warranty or guaranty payable to the Secured Party or the Obligor from time to time, and claims for insurance under any Insurance Contracts, indemnity, warranty or guaranty effected or held for the benefit of the Obligor, with respect to any of the Collateral except to the extent that any proceeds of Collateral described in this clause (i) are payable to a Person other than the Secured Party or the Obligor as permitted by the terms of the Construction Contract, (ii) any and all proceeds of any of the Deposit Accounts,
(iii) any and all payments (in any form whatsoever) made or due and payable to the Obligor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any person acting under color of Governmental Authority) and (iv) any and all other amounts from time to time paid or payable to or for the benefit of the Obligor under or in connection with any of the Collateral.

               "Property" or "Site" means that certain parcel of real property located at ___________, and on which the Plant will be situated.

               "Records" shall mean all books, records, computer software, computer printouts, customer lists, blueprints, technical specifications, manuals and similar items in which the Obligor has any right, title or interest, and which relate to any Collateral.

               "Secured Party" shall have the meaning provided in the introductory paragraph to this Agreement.
               "UCC" or "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect from time to time in the Commonwealth of the Northern Mariana Islands.

               "Vehicles" shall mean all cars, trucks, trailers, construction equipment and other vehicles covered by a certificate of title law which are used in connection with the construction, maintenance, operation or ownership of the Plant, and in which the Obligor has any right, title or interest, and all tires and other appurtenances to any of the foregoing.

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                              ARTICLE II
                         SECURITY INTERESTS

         2.1. Grant of Security Interests. As security for the prompt and complete payment and performance in full of Obligor's Contract Obligations, the Obligor hereby grants, mortgages, assigns, pledges and transfers to the Secured Party a continuing security interest in all of the Obligor's right, title and interest in, to and under the following property, in each case, whether now owned or existing or hereafter acquired or arising, and wherever located (all of which being hereinafter collectively called the "Collateral"):
         (a)      all Accounts;
         (b)      all Account Records;
         (c)      all Assigned Agreements;
         (d)      all Chattel Paper;
         (e)      all Deposit Accounts;
         (f)      all Documents;
         (g)      all Equipment;
         (h)      all Fixtures;
         (i)      all General Intangibles;
         (j)      all Contract Proceeds;
         (k)      all Instruments;
         (1)      all Insurance Contracts;
         (n)      all Inventory;
         (n)      all Records;
         (o) all Permits owned by or granted to or for the benefit of the Obligor or related to the design and Construction of the Plant;
         (p) all replacements, substitutions, additions or accessions to or for any of the foregoing; and
         (q) all Proceeds and products of any or all of the foregoing and, to the extent not otherwise included, all cash constituting proceeds of the Collateral.

The assignment of the payments and rights and the grant of the security interests provided for in this Section 2.1 shall be effective concurrently with the execution and delivery of this Agreement and shall not be conditioned upon the occurrence of any default hereunder, under the Contract or under any Assigned Agreements or of any other contingency or event.

         2.2. Power of Attorney.

         (a) The Obligor hereby irrevocably constitutes and appoints the Secured Party, with full power of substitution, as the Obligor's true and lawful attorney, with irrevocable power and authority in the place and stead of the Obligor and in the name of the Obligor or in its own name, from time to time, after a CUC Event of Default has occurred and so long as it is continuing, in its sole discretion, to take, at the Obligor's sole expense, any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives the Secured Party the power and tight, on behalf of the Obligor, without notice to or assent by the Obligor, to do, at the Obligor's sole expense, the following after a CUC Event of Default has

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occurred and so long as it is continuing:

(i) to pay or discharge taxes or Liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Agreement, the Contract or the Assigned Agreements and to pay all or any part of the premiums therefor and the costs thereof;

(ii) to require, demand, receive and give acquittance for any sums or moneys due or received in connection with the Contract or any of the Assigned Agreements or Accounts, to exercise the rights, powers and remedies relating thereto, to endorse any checks or other instruments or orders in connection therewith or to file any claims or to take any action or institute any proceedings which the Secured Party may deem to be necessary or advisable and to exercise any election or option or give any notice, consent, waiver or approval under, or deliver any requisition for payment under, or take any other action in respect of, the Contract or any of the Assigned Agreements or Accounts;

(iii) (A) to direct any party liable for any payment under any Collateral, including, without limitation, any Account Obligor, to make payment of any and all monies due and to become due thereunder directly to the Secured Party or as the Secured Party shall direct, (B) to ask, demand, collect, receive and give acquittances and receipts for any and all monies due and to become due under, arising out of, in respect of, or in connection with any Collateral and, in the name of the Obligor or its own name or otherwise, to take possession of and endorse, sign, assign, deliver and collect any checks, drafts, notices, acceptances or other instruments for the payment of monies due under any Collateral, (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral, (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction or to take any other action deemed appropriate by the Secured Party to enforce the Contract or any of the Assigned Agreements, Accounts or Insurance Contracts or to collect the Collateral or any portion thereof or any amounts due thereunder whenever payable and to enforce any other right in respect of any Collateral, (E) to defend any suit, action or proceeding brought against the Obligor with respect to any Collateral, (F) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate and (G) generally to sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party's option and the Obligor's expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve or realize upon the Collateral and the Secured Party's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as the Obligor might do; and

(iv) to execute and file any financing or continuation statements without the signature of the Obligor to the extent permitted by applicable law, under the Uniform Commercial Code in effect in any relevant jurisdiction, to perfect, or to maintain the perfection of, the security interests granted hereby; the Obligor hereby acknowledges that a carbon, photostatic or other reproduction of a security agreement shall be sufficient as a financing statement.

The Obligor hereby ratifies all that the said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable so long as any of the Collateral is subject to the security interest granted hereunder.

         (b) The powers conferred on the Secured Party are solely to protect the interests of the

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 Secured Party in the  Collateral and shall not impose any duty upon the Secured
Party to exercise any such powers.


                                   ARTICLE III
                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

         The Obligor represents, warrants and covenants, which representations, warranties and covenants shall survive the execution and delivery of this Agreement, as follows:

         3.1. Necessary Filings. All filings, registrations, recordings and other actions necessary or appropriate to create, preserve, protect and perfect the security interest granted by the Obligor to the Secured Party hereby in respect of the Collateral have been accomplished and, to the extent necessary, will be accomplished within the applicable statutory grace periods in order to obtain the date hereof as the effective date of recordation of such filing. The security interest granted to the Secured Party pursuant to this Agreement in and to the Collateral shall constitute a valid and enforceable perfected first priority security interest therein superior and prior to the rights of all other Persons (other than to the rights of the persons holding any Permitted Encumbrance there in) and subject to no other liens, charge or other encumbrance (other than Permitted Encumbrances) and shall be entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction applicable to perfected security interests or pledge and assignments in the Collateral.

         3.2. No Liens: Other Financing Statements.

         (a) Except for the Liens granted to the Secured Party hereunder, the Obligor is, and as to all Collateral acquired by it from time to time after the date hereof, the Obligor will be, the sole and absolute owner of each item of the Collateral free and clear of any and all Liens, rights, interests and claims of any person (other than Permitted Encumbrances), and the Obligor shall defend such Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Secured Party.

         (b) There is no financing statement executed by or on behalf of the Obligor (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral (except those executed by Obligor in connection with the Construction Contract and the Assigned Agreements), and the Obligor will not (except as aforesaid and as is otherwise provided herein) execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral.

         3.3. Chief Executive Office: Name: Records. The chief executive office of the Obligor is located at _________________________________. The Obligor will not (a) move its chief executive office or (b) change its name from, or carry on business under any name other than, "unless it has complied with the requirements of the last sentence of this Section 3.3. The originals of all documents evidencing the Collateral and the only original books of account and records of the Obligor relating thereto are, and will continue to be, kept at, and controlled and directed (including, without limitation, for general accounting purposes) from, such chief executive office, or at such new location for such chief executive office as the Obligor may establish in accordance with the last sentence of this Section 3.3. The Obligor shall not establish a new location for its chief executive office or change its name or the name under which it conducts its business or effect any change in its corporate structure until (i) it has given to the Secured Party not less than 60 days' prior written notice of its

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           intention  to  do  so,  clearly   describing  such  new  location  or
specifying such new name, as the case may be, and providing such other information in connection therewith as the Secured Party may reasonably request and (ii) with respect to such new location or such new name, as the case may be, it shall have taken all action, satisfactory to the Secured Party, necessary to maintain the security interest of the Secured Party in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

         3.4. Location of Equipment. Inventory. Records and Fixtures. All Equipment, Inventory, Records, Fixtures and other goods now or from time to time included in the Collateral are located in the Commonwealth of the Northern Mariana Islands. The Obligor agrees that all Equipment, Inventory, Records, Fixtures and other goods now or from time to time included in the Collateral shall be kept at (or shall be in transport to) the Commonwealth of the Northern Mariana Islands, or such new location as the Obligor may establish in accordance with the last sentence of this Section. The Obligor may establish a new location for Equipment, Inventory, Records, Fixtures and other goods only if (i) it shall have given to the Secured Party at least 60 days' prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Secured Party may request and
(ii) with respect to such new location, it shall have taken all action, satisfactory to the Secured Party, to maintain the security interest of the Secured Party in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

         3.5. No Warehouse Receipts. Bills of Lading or Other Document or Title. No Inventory or Equipment is covered by or otherwise subject to any warehouse receipt, bill of lading or other document of title (as each such term is defined in Section 1-201 of the UCC), and the Obligor agrees that any Inventory or Equipment that from time to time is included in the Collateral will either (i) not be covered by or otherwise subject to any such warehouse receipt, bill of lading or other document of title or (ii) if any such Inventory or Equipment is so covered by or otherwise subject to any such warehouse receipt, bill of lading or other document of title, then the Obligor shall immediately give notice thereof to the Secured Party in detail reasonably satisfactory to the Secured Party, and the Obligor shall promptly deliver such warehouse receipt, bill of lading or other document of title to the Secured Party in pledge under and on the terms of this Agreement, and the Obligor shall take all such other actions and deliver all such other documents or instruments as the Secured Party may deem necessary or appropriate to perfect its security interest in such warehouse receipt, bill of lading or other document of title and in the Inventory and Equipment covered thereby, and the Obligor hereby agrees that the Secured Party may take all such actions and file all such financing statements on behalf of the Obligor; provided, however that no such warehouse receipt, bill of lading or other documents of title shall in any event be "negotiable" as such term is used in Section 7-104 of the UCC or under other relevant law.

         3.6. Fair Labor Standards Act. All Inventory produced by the Obligor has been, and all Inventory hereafter produced by the Obligor and included in the Collateral will be, produced in compliance with all applicable requirements of the Fair Labor Standards Act, as amended.

         3.7.  Vehicles.  As of the Closing Date,  the Obligor owns no Vehicles.
With respect to any Vehicles acquired by the Obligor on or after the date hereof, within 15 days after the date of acquisition thereof, all applications for certificates of title or ownership indicating the Secured Party's first priority Lien on the Vehicle covered by such certificate, and any other documentation, shall be filed in each office in each jurisdiction which the Secured Party may deem necessary or advisable to perfect its Liens on the Vehicles. No Vehicle shall be removed from the the political jurisdiction which has issued the certificate of title or ownership therefor for a period in excess of 48 days.

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         3.8.  Additional  Covenants.  The Obligor covenants and agrees that, so long as this Security Agreement is in effect and until the Contract Obligations are paid in full or otherwise terminated, it will:

         (a) Pay (i) all taxes, assessments and governmental charges imposed upon it or upon its property and (ii) all claims (including, without limitation, claims for labor, materials, supplies or services) which might, if unpaid, become a Lien upon its property, unless, in each case, the validity or amount thereof is being contested in good faith by appropriate proceedings and the Obligor has maintained adequate reserves with respect thereto;

         (b) Allow any representative of the Secured Party to visit and inspect any of the Obligor's properties, to examine its books of record and account and to discuss its affairs, finances and accounts with its officers, all at such reasonable times and as often as the Secured Party may reasonably request;

         (c) Ensure that its property, Inventory and Equipment used or useful in its business, in whosoever possession they may be, are kept in good repair, working order and condition (normal wear and tear excepted), and that from time to time there are made in such properties, Inventory and Equipment all necessary and proper repairs, renewals, replacements, extensions, additions, betterments and improvements thereto, to the extent and in the manner customary for companies in similar lines of business under similar circumstances; and

         (d) Execute and deliver to the Secured Party, from time to time, solely for the Secured Party's convenience in maintaining a record of the Collateral, such written statements and schedules as the Secured Party may reasonably require, designating, identifying or describing the Collateral.

         3.9. Further Documentation. At any time and from time to time, upon the written request of the Secured Party, and at the sole expense of the Obligor, the Obligor will promptly execute and deliver any and all such further instruments and documents and take such further action as the Secured Party may deem desirable in order to obtain the full benefits of this Agreement and of the rights and powers granted or purported to be granted hereby, including, without limitation, the filing of any financial or continuation statements under the Uniform Commercial Code (or equivalent law) in effect in any relevant jurisdiction or any additional evidence of the security interest created hereby with any patent, trademark or copyright registry, necessary or advisable (in the Secured Party's sole discretion) to perfect, or to maintain the perfection of, the security interests granted hereby. The Obligor also hereby authorizes the Secured Party to file any such financing or continuation statement without the signature of the Obligor to the extent permitted by applicable law. A carbon, photographic or other reproduction of a security agreement or a financing statement shall be sufficient as a financing statement. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Chattel Paper, Document or Instrument, such Chattel Paper, Document or Instrument shall be immediately pledged and delivered to the Secured Party, duly endorsed in a manner satisfactory to the Secured Party.

         3.10. Further Actions. The Obligor will, at its own expense, make, execute, endorse, acknowledge, file and deliver to the Secured Party from time to time such lists, descriptions and designations of its Collateral, bills of lading, documents of title, vouchers, invoices, schedules, powers of attorney, certificates, additional security agreements, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which are necessary or desirable to create, perfect, preserve, protect or validate (under the Assignment of Claims Act of 1940, as amended, or

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otherwise, to the extent applicable),  any security interest granted pursuant to this Security Agreement or to enable the Secured Party to exercise and enforce its rights under this Agreement with respect to such security interest.

                                   ARTICLE IV
               SPECIAL PROVISIONS CONCERNING ACCOUNTS AND ASSIGNED
                                   AGREEMENTS

          4.1. Additional Representations and Warranties. As of the time when each of its Accounts arises, the Obligor shall be deemed to have represented and warranted that such Accounts are genuine and in all respects what they purport to be, and that all papers and documents (if any) relating, thereto (i) will (subject to dispute, return, replacement, settlement or compromise) represent, to the best knowledge of the Obligor, the legal, valid and binding obligation of the Account Obligor for the indebtedness owing by such Account Obligor arising out of the performance of labor or services or the sale or lease and delivery of the merchandise or services, subject to no defense, offset or counterclaim by the Account Obligor, (ii) will be the only original writings containing original signatures evidencing and embodying such obligation of the Account Obligor named therein and (iii) will be in compliance and will conform with all applicable laws and governmental rules and regulations, including, without limitation, the Assignment of Claims Act of 1940, as amended, to the extent applicable.

          4.2. Maintenance of Records. The Obligor will keep and maintain, at its own expense, complete records of its Accounts reasonably satisfactory to the Secured Party, including, but not limited to, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and the Obligor will make the same available to the Secured Party, for inspection at the Obligor's chief executive office, at the Obligor's own expense, at any and all reasonable times upon demand. The Obligor shall, at its own expense, deliver all tangible evidence that the Secured Party may request of its Accounts (including, without limitation, all documents evidencing the Accounts) and books and records to the Secured Party or to its representatives (copies of which evidence and books and records may be retained by the Obligor) at any and all times during business hours upon demand. If an Event of Default shall have occurred and be continuing, and if the Secured Party so directs, the Obligor shall legend, in form and substance satisfactory to the Secured Party, the Accounts, as well as books, records and documents of the Obligor evidencing or pertaining to the Accounts with an appropriate reference to the fact that the Accounts have been assigned to the Secured Party and that the Secured Party has a security interest therein.

         4.3. Modification of Terms. etc. The Obligor shall not rescind or cancel any indebtedness evidenced by any of the Accounts or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, without the prior written consent of the Secured Party, which consent shall not be unreasonably withheld or compromise or settle any dispute, claim, suit or legal proceeding relating thereto, or sell any Accounts or interest therein. The Obligor will duly fulfill all obligations on its part to be fulfilled under or in connection with the Accounts and will do nothing to impair the rights of the Secured Party in the Accounts.

         4.4. Collection. The Obligor shall endeavor to cause to be collected from each Account Obligor or obligor under the Accounts, and the Assigned Agreements, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted collection procedures in accordance with all applicable laws), any and all amounts owing under or on account of the applicable Account or Assigned Agreement, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account or Assigned Agreement. The costs and expenses (including, without limitation, all

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reasonable attorneys' fees and disbursements) of collection, whether incurred by the Obligor or the Secured Party, shall be borne by the Obligor.

         4.5. Remedies. In addition to, and not in limitation of, the remedies set forth in Article VII hereof, if a CUC Event of Default shall have occurred and be continuing and if the Secured Party so directs, the Obligor agrees (a) to cause all payments on account of the Accounts and the Assigned Agreements to be made directly to the Secured Party and (b) that the Secured Party may, at its option, directly notify any or all Account Debtors and obligors under the
Assigned Agreements to make payments with respect thereto directly to the Secured Party. The Secured Party may collect, compromise, forgive or extend or take any other action with respect to any right to receive any payment under any of the Accounts or the Assigned Agreements, and the Secured Party may take any other action with respect to any of the Accounts or Assigned Agreements, and the Obligor agrees to be bound by any such collection, compromise, forgiveness, extension or other action taken by the Secured Party with respect to any such Accounts or Assigned Agreements. Without notice to or assent by the Obligor, if a CUC Event of Default shall have occurred and be continuing, the Secured Party may apply any or all amounts then in its possession, or thereafter deposited with it, in the manner provided in Section 7.5 hereof. The costs and expenses
(including, without limitation, all reasonable attorneys' fees and disbursements) of collection, whether incurred by the Obligor or the Secured party, shall be borne by the Obligor.

                                    ARTICLE V
         SPECIAL PROVISIONS CONCERNING ASSIGNED AGREEMENTS AND INSURANCE
                                    CONTRACTS

         5.1. Rights and Duties of Obligor under Assigned Agreements and Insurance Contracts. So long as no CUC Event of Default shall have occurred and be continuing and except as otherwise provided in Article IV hereof or in other provisions of this Agreement or in the Contract or the Assigned Agreements, the Obligor may exclusively exercise all of the Obligor's rights, powers, privileges and remedies under the Assigned Agreements and the Insurance Contracts. Anything herein to the contrary notwithstanding, the Obligor shall not (unless otherwise permitted under the Contract) exercise any right to terminate, amend, supplement or otherwise modify any of the Assigned Agreements or Insurance Contracts provided, however, that if the Obligor fails to perform any provision of any of the Assigned Agreements or Insurance Contracts, each in accordance with its respective terms, and the failure to effect such performance is likely to adversely affect the value of the security granted to the Secured Party hereunder or under the Contract or the Assigned Agreements, the Secured Party may, upon written notice to the Obligor, unless the Obligor is itself diligently pursuing a cure for such failure that cannot be obtained more quickly by the Secured Party's performance as specified herein, itself perform (including, without limitation, by satisfying any payment obligation), or cause the performance of, any such Assigned Agreements or Insurance Contracts, in accordance with the terms thereof, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Obligor pursuant to
Article VIII hereof. The Obligor shall, at its sole expense, fully perform and comply with all of the terms of each of the Assigned Agreements and the Insurance Contracts to be performed or complied with by it, and will do all things necessary, on its part to maintain each such Assigned Agreement and Insurance Contract in full force and effect, will do all things necessary to keep unimpaired all of its rights, powers and remedies thereunder and to prevent any forfeiture or impairment thereof, will enforce each such Assigned Agreement and Insurance Contract, in accordance with its respective terms, and will take all such action to that end or to enforce any such Assigned Agreement and Insurance Contract as from time to time may be requested by the Secured Party. No settlement on account of any loss, in excess of $25,000 per each such loss and $125,000 in the aggregate, related to any property covered by any of the Insurance Contracts shall be made without the written consent of the Secured Party, which consent shall not be unreasonably withheld.

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         5.2.   Obligor  Remains   Liable.   Anything  herein  to  the  contrary
notwithstanding, except as set forth in the next succeeding sentence, the Obligor shall remain liable under each of the Assigned Agreements and Insurance Contracts and all other contracts and agreements included in the Collateral and shall fully perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed. The exercise by the Secured Party of any of its rights hereunder shall not release the Obligor from any of its duties or obligations under any of the Assigned Agreements or Insurance Contracts or any other contracts and agreements included in the Collateral, except that in the event of foreclosure upon any Collateral by the Secured Party and the exercise by the Secured Party of its rights to sell such Collateral as between the Obligor and the Secured Party, the Obligor shall be under no further obligation to the Secured Party to perform its obligations under such Collateral after such event. The Secured Party shall not have any obligation or liability under any of the Assigned Agreements or Insurance Contracts or any other contracts and agreements included in the Collateral solely by reason of this Agreement or the Construction Contract, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Obligor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                   5.3. Remedies. In addition to and not in limitation of the remedies set forth in Article VII hereof, if a CUC Event of Default shall have occurred and be continuing, the Secured party may, upon notice to the Obligor in compliance with any mandatory requirements of applicable law, take any or all of the following actions: (a) enforce all remedies, rights, powers and privileges of the Obligor under any or all of the Assigned Agreements and Insurance Contracts or (b) substitute itself or any nominee or trustee in lieu of the Obligor as party to any or all of the Assigned Agreements and Insurance Contracts and (c) notify the Account Obligor of any or all Accounts, Assigned Agreements, Insurance Contracts or General Intangibles (the Obligor hereby agreeing to deliver, at its own expense, any such notice at the request of the Secured Party) that all payments and performance under the relevant Accounts, Assigned Agreements, Insurance Contracts and General Intangibles shall be made or rendered to the Secured Party or such other person as the Secured Party may designate.


                                   ARTICLE VI
                                   [RESERVED]

                                   ARTICLE VII
                REMEDIES UPON OCCURRENCE OF CUC EVENT OF DEFAULT

         7.1. Remedies: Obtainin2 the Collateral Upon Default. The Obligor agrees that if a CUC Event of Default shall have occurred and be continuing, then, and in every such case, the Secured Party may exercise, in addition to all other rights and remedies granted to the Secured Party in this Agreement, the Contract, any of the Assigned Agreements, and any other instrument or agreement securing, evidencing or relating to any of the foregoing, all rights and remedies of a secured party under the Uniform Commercial Code in effect in any relevant jurisdiction or under other applicable law in any relevant jurisdiction. Without limiting the generality of the foregoing, the Secured Party may do any or all of the following:

         (a) personally, or by trustees or attorneys, immediately take possession of the Collateral or any part thereof from the Obligor or any other Person who then has possession of any part thereof, with or without notice or process of law, and for that purpose may enter upon the Obligor's premises, or, to the extent permitted by applicable law, such other Person's premises,

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where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of the Obligor; and

          (b) take possession of the Collateral or any part thereof by directing the Obligor to deliver (to the extent such Collateral is a physical nature so that it may be so delivered) the same to the Secured Party at any place or places designated by the Secured Party and reasonably convenient to both parties, in which event the Obligor shall, at its own expense:

         (i) forthwith cause the same to be moved to the place or places so designated by the Secured Party and there delivered to the Secured Party;

         (ii) store and keep any Collateral so delivered to the Secured Party at such place or places pending further action by the Secured Party as provided in
Section 7.2; and

         (iii) while the Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition.

The Obligor's obligation to deliver the Collateral is of the essence of this Agreement and, accordingly, upon application to a court of equity having jurisdiction, the Secured Party shall be entitled to obtain a decree requiring specific performance by the Obligor of the said obligation.

         7.2. Remedies: Disposition of the Collateral. Any Collateral seized by the Secured Party pursuant to this Agreement, and any other Collateral, whether or not so seized by the Secured Party, may be sold, leased, assigned, transferred or otherwise disposed of under one or more agreements or as an entirety, and without the necessity of gathering at the place of sale of the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as may be commercially reasonable and in compliance with any mandatory requirements of applicable law. Any of the Collateral may be sold, leased, assigned, transferred or otherwise disposed of, in the condition in which the same existed when taken by the Secured Party or after any overhaul or repair which may be commercially reasonable and in compliance with any mandatory requirements of applicable law. Any such disposition shall be made upon not less than 10 days' written notice to the Obligor (which the Obligor agrees is reasonable notification within the meaning of Section 9-504(3) of the UCC) specifying the time such disposition is to be made and, if such disposition shall be a public sale, specifying the place of such sale. Any such sale may be adjourned by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, the Secured Party may itself bid for and become the purchaser of the Collateral or any item thereof offered for sale at a public auction without accountability to the Obligor (except to the extent of surplus money received as provided in Section 7.5).

7.3.     Waiver.

(a) Except as otherwise provided in this Agreement, THE OBLIGOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE OR JTJDICIAL HEARING IN CONNECTION WITH THE SECURED PARTY'S TAKING POSSESSION OR THE SECURED PARTY'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH THE OBLIGOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and the Obligor hereby further waives:

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                  (i) all  damages  occasioned  by such  taking  of  possession, except any damages which are determined to have been the result of the Secured Party's gross negligence or willful misconduct;

                  (ii) all other requirements as to the time, place and terms of sale; and

                  (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and the Obligor, for itself and all who may claim under it, insofar as it or they may now or hereafter lawfully do so, hereby waives the benefit of such laws.

         (b) Without limiting the generality of the foregoing, the Obligor hereby: (i) acknowledges that the Secured Party, in the sole discretion of the Secured Party and without notice to or demand upon the Obligor and without otherwise affecting the obligations of the Obligor hereunder, from time to time may take and hold other collateral (in addition to the Collateral) for payment of any of the Contact Obligations or any part thereof, may exchange, enforce or release such other collateral or any part thereof, may accept and hold any endorsement or guarantee of payment of the Contract Obligations or any part thereof and may release or substitute any endorser or guarantor or any other
Person granting security for or in any way obligated upon any Contract Obligations or any part thereof; and (ii) waives and releases any and all right to require the Secured Party to collect any of the Contract Obligations from any specific item or items of Collateral or from any other party liable as guarantor or in any other manner in respect of any of the Contract Obligations or from any collateral (other than the Collateral) for any of the Contract Obligations.

          (c) Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Obligor therein and thereto and shall be a perpetual bar both at law and in equity against the Obligor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any party thereof, from, through and under the Obligor.

         7.4. Expenses of Disposition of Collateral. The Obligor agrees to pay all costs and expenses of the Secured Party (including, without limitation, all reasonable attorneys' fees and disbursements) incurred by the Secured Party in connection with the collection of any of the Contract Obligations and the enforcement of any of its rights, remedies and privileges hereunder, under the Contract, any of the Assigned Agreements, and under any other instrument or agreement securing, evidencing or relating to any of the foregoing.

         7.5. Application of Proceeds; Obligor Liable for Deficiency. The proceeds of any Collateral realized upon pursuant hereto or disposed of pursuant to Section 7.2 shall be applied as follows:

         (a) to the payment of any and all expenses and fees (including, without limitation, all reasonable attorneys' fees and disbursements) incurred by the Secured Party in obtaining, taking possession of, removing, insuring, repairing, storing and disposing of Collateral and any and all amounts incurred by the Secured Party in connection therewith;

         (b) next, to the payment of the Contract Obligations in such order as the Secured Party may determine; and

         (c) next, if no Contract Obligation is outstanding, any surplus then remaining shall be paid to the Obligor (or whoever shall be lawfully entitled thereto) subject, however, to the rights of

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         the holders of any existing Liens of which the Secured Party has actual notice (without any investigation required);

it being understood that the Obligor shall remain liable to the Secured Party to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the sums referred to in clauses (a) and
(b) of this Section.

         7.6. Remedies Cumulative: No Waiver. Each and every right, power, privilege and remedy hereby specifically given to the Secured Party shall be in addition to every other right, power, privilege and remedy specifically given under this Agreement or under the Contract or any of the Assigned Agreements or now or hereafter existing at law or in equity, or by statute, and each and every right, power, privilege and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Secured Party. All such rights, powers, privileges and remedies shall be cumulative, and the exercise or the partial exercise of one shall not be deemed a waiver of the right to exercise of any other. No failure, delay or omission on the part of the Secured Party in the exercise of any of its rights, remedies, powers and privileges hereunder or under the Contract or any of the Assigned Agreements and no course of dealing between the Obligor and the Secured Party shall operate as a waiver thereof; nor shall any partial or single exercise thereof preclude any other or further exercise thereof or any other right, remedy, power or privilege hereunder or thereunder, and no renewal or extension of any of the Contract Obligations shall impair any such right, remedy, power or privilege or shall constitute a waiver thereof. No notice to or demand on the Obligor in any case shall entitle the Obligor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Secured Party to any other or further action in any circumstances without notice or demand.

         7.7. Discontinuance of Proceedings. In the case where the Secured Party shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Secured Party, then, in every such case, the Obligor, the Secured Party and each holder of any of the Contract Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral, subject to the security interest created under this Agreement, and all rights, remedies and powers of the Secured Party shall continue as if no such proceeding had been instituted.

         7.8. Secured Party's Duty as to Collateral. The Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Secured Party's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under
Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Secured Party deals with similar securities and property for its own account. Neither the Secured Party nor any of its partners, nor its or their directors, officers, equity holders, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Obligor or any other Person. Any increase or profits (except money) received from any Collateral in connection with the exercise of such powers shall become part of the Collateral, and any money so received shall be applied in accordance with Section 7.5.

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                                   ARTICLE VIII
                                    INDEMNITY
             8.1.    Indemnity.

         (a) The Obligor agrees to indemnify, defend and hold harmless the Secured Party and their respective successors, assigns, directors, partners, officers, employees, agents, attorneys, trustees and servants (each an "Indemnitee" and, collectively, the "Indemnitees") from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs and expenses (including, without limitation, all reasonable attorneys' fees and disbursements) (such expenses, the "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to, connected with or arising out of (i) this Agreement, the Contract, the Assigned Agreements, or other documents executed in connection herewith or therewith, or in any way connected with the enforcement of any of the terms hereof or thereof, or the preservation of any rights hereunder or thereunder, (ii) the ownership, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of, the Collateral, (iii) the violation by the Obligor of any law or governmental rule, (iv) any tort of the Obligor or its agents (including, without limitation, claims arising or imposed under the doctrine of strict liability or products liability, or for or on account of injury to or the death of any person (including any Indemnitee), or property damage or (v) any contract claim against the Obligor or its agents, excluding any of the foregoing in (i) - (v) determined to have arisen from the gross negligence or willful misconduct of any Indemnitee. The Obligor agrees that, upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, judgment or suit, the Obligor shall assume full responsibility for the defense thereof.

         (b) Without limiting the application of Section 8.1(a), the Obligor agrees to pay each Indemnitee for any and all reasonable fees, costs and expenses of whatever kind or nature (including, without limitation, all reasonable attorneys' fees and disbursements) incurred in connection with the creation, preservation, protection or validation of the Secured Party's Liens on, and security interest in, the Collateral, including, without limitation, all fees, taxes and other governmental charges in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Secured Party's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

         (c) If and to the extent that the obligations of the Obligor under this
Section 8.1 are unenforceable for any reason, the Obligor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

         8.2. Contract Obligations: Survival. Any amounts paid by an Indemnitee as to which such Indemnitee has the right to reimbursement and any amounts paid by the Secured Party in preservation of any of its rights, remedies and interest in the Collateral, together with interest on such amounts from the date paid until reimbursement in full at a rate per annum equal to [20%], shall constitute Contract Obligations secured by the Collateral. The indemnity obligations of the Obligor contained in this Article VIII shall continue in full force and effect, notwithstanding the full payment of the Contract Obligations and notwithstanding the discharge thereof (but only in respect of those claims, any of the basis of which arises before such full payment and discharge).

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                                    ARTICLE IX
                                  MISCELLANEOUS

         9.1. Notices. All notices and other communications provided for hereunder shall be given in accordance with, and shall be effective as provided in, Section 21 of the Contract and at the address and telecopy number specified below their respective names on the signature pages hereof.

         9.2. Amendments. Waivers. etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by any party from the provisions hereof shall in any event be effective unless the same shall be in writing and signed by the parties hereof, and then in such case such amendment, waiver or consent shall be effective only in the specific instance and for the specified purpose for which given.

         9.3. Successors and Assigns. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until payment in full of the Contract Obligations, (ii) be binding upon the Obligor, its successors and assigns and (iii) inure, together with the rights and remedies of the Secured Party hereunder, for the benefit of the Secured Party and their respective successors, transferees and assigns.

         9.4. Severability. In the case where any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         9.5. Headings Descriptive. Headings used herein are for convenience of reference only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         9.6. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         9.7. Expenses. The Obligor agrees to pay on demand to the Secured Party all reasonable costs and expenses of collection (including, without limitation, the fees and disbursements of counsel) incident to the enforcement, protection or preservation of any right, remedy, power or privilege of the Secured Party under this Agreement.

         9.8. GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF THE NORTHERN MARIANA ISLANDS (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW).

9.9 SUBMISSION TO JURISDICTION. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY DOCUMENT RELATED HERETO OR THERETO AND ANY ACTION OR PROCEEDING FOR ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF OR THEREOF MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF THE NORTHERN MARIANA ISLANDS, AND THE OBLIGOR HEREBY ACCEPTS FOR ITSELF AND IN

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RESPECT OF ITS  PROPERTY,  GENERALLY  AN])  UNCONDITIONALLY,  THE  NON-EXCLUSIVE
JURISDICTION FOR THE AFORESAID COURTS. THE OBLIGOR HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF THE PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH OBLIGOR AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW. THE OBLIGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS IN RESPECT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY DOCUMENT RELATED HERETO OR THERETO BROUGHT IN THE AFOREMENTIONED COURTS AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE SECURED PARTY TO SERVE PROCESS IN ANY MANNER PERMITED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE OBLIGOR IN ANY OTHER JURISDICTION.

         9.10. WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY DOCUMENT RELATED HERETO OR THERETO OR ANY MATTER ARISING HEREUNDER OR THEREUNDER

         9.11. Obligor's Duties. Except as provided in Section 5.2, the Obligor shall remain liable to perform all of its obligations under or with respect to the Collateral, and the Secured Party shall not have any obligations or liabilities under or with respect to any Collateral by reason of or arising out of this Agreement (except any duty to act in a commercially reasonable manner expressly imposed hereunder or by applicable law), nor shall the Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of the Obligor under or with respect to any Collateral.

         9.12.Termination and Reinstatement.

         (a) When all Contract Obligations have been terminated or indefeasibly paid in full in cash or cash equivalent, this Agreement shall terminate (except as otherwise provided in the Contract), and the Secured Party, at the request and expense of the Obligor, will promptly execute and deliver to the Obligor the proper instruments acknowledging the termination of this Agreement, and will duly assign, transfer and deliver to the Obligor (without recourse and without any representation or warranty of any kind) such of the Collateral as may be in the possession of the Secured Party and has not theretofore been sold or otherwise applied or released pursuant to this Agreement.

         (b) This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Secured Party in respect of the Contract Obligations is rescinded or must otherwise be restored or returned by the Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Obligor or upon the appointment of any intervenor or conservator of, or trustee or similar official for, the Obligor or any substantial part of its assets, or otherwise, all as though such payments had not been made.

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                                      209

         9.13.Security Interest Absolute. All rights of the Secured Party, and the security interests granted hereunder, shall be absolute, irrespective of:

          (a) any lack of validity or enforceability of the Contract or any other agreement or instrument relating hereto or thereto;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Contract Obligations or any other amendment or waiver of or any consent to any departure from the Contract or any other agreement or instrument relating hereto or thereto;

          (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Contract Obligations; or

          (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Obligor or a third party other than the full and indefeasible discharge of all of the Contract Obligations.

          9.14. Recourse. This Agreement is made with full recourse to the Obligor and pursuant to and upon all warranties, representations, covenants and agreements on the part of the Obligor contained herein, in the Contract, the Assigned Agreements and otherwise in writing in connection herewith and therewith; provided, however, that no person other than the Obligor (nor any officer, employee, servant, controlling person, executive, director, agent, authorized representative or affiliate of the Obligor or of any other person (herein referred to as "Operatives")) shall be personally liable for payments due hereunder or under the Contract or any of the Assigned Agreements or for the performance of any obligation hereunder or thereunder. The sole recourse of the Secured Party for satisfaction of the obligations of the Obligor hereunder and under the Contract or any of the Assigned Agreements shall be against the Obligor (and not against any assets or property of any Operatives) and to the security interest and remedies provided hereunder and thereunder as may be provided in any documents relating hereto or thereto. In the event that a default occurs in connection with such obligations, no action shall be brought against any such other person or the Operatives of the Obligor or such other person by virtue of its direct or indirect ownership interest in the Obligor, and any judicial proceeding and the Secured Party may institute against the Obligor shall be limited to seeking the preservation, enforcement, foreclosure or other sale or disposition of the security interests now or any time hereafter securing the repayment of the Contract Obligations and performance by the Obligor of its other covenants and obligations hereunder and under the Contract or any of the Assigned Agreements. In the event of foreclosure or other sale or disposition of the Collateral or any part thereof, no judgment for any deficiency upon the obligations hereunder or under the Contract shall be obtainable by the Secured Party against any person or the Operatives of the Obligor or such other person by virtue of its direct or indirect ownership interest in the Obligor.

          9.15. Conflicting Terms. To the extent a term or provision of this Agreement conflicts with the Contract, the Contract shall control with respect to such term or provision.

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                                      210

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.
The Commonwealth Utilities Corporation             Telesource CNMI, Inc.
By:    ___________________________                 By:________-_________________
Title: ___________________________                 Title: ______________________



                                          Pledge & Security Agreement Page 23

                                                                   Schedule A
                               Assigned Agreements
                                [to be reviewed]

[Ground] Lease of Real Property
Tranmission/ Wheeling Agreements
Power Distribution Agreements
Power Sales Agreements
Interconnect Agreements
Power Purchase Agreements
Invoices for Sales of Power
Fuel Supply Contracts
Insurance Contracts



                                          Pledge & Security Agreement Page 24

                                   EXHIBIT "D"







-------------------------------------------------------------------------------
                           ESCROW, PLEDGE AND SECURITY
                                    AGREEMENT

                                      among

                               TELESOURCE CNMI INC.

                                       and

                       THE COMMONWEALTH UTILITIES CORPORATION

                                       and

                                     [AGENT]

                               Dated as of , 1997

                      ESCROW, PLEDGE AND SECURITY AGREEMENT

         AN AGREEMENT, dated as of the _____day of___________ 1997, among Telesource CNMI, Inc., Horiguchi Building, 5th Floor, PPP4O2, Box 10000, Saipan, MP 96950 ("Telesource"), The Commonwealth Utilities Corporation, P.O. Box 1220 Lower Base, Saipan, MP 96950 ("CUC") and _______________________________ having an address ("Agent").

                                   WITNESSETH:

WHEREAS, Telesource and CUC have entered into an Agreement for Design, Supply of Plant and Equipment, Construction, Maintenance and Operation, and Transfer of Ownership (the "Contract") and related instruments, including a series of 120 promissory notes (the "Notes," or each "Note") and related Pledge and Security Agreement; and

WHEREAS, Telesource has requested and CUC has agreed to provide additional security for its obligations under the Contract and the Notes by arranging for the deposit by CUC of certain assets in a collateral account, on which Telesource shall have a first secured lien, to be administered by the Agent for the benefit of Telesource; and



                                  Escrow, Pledge and Security Agreement Page 1

WHEREAS, the Agent agrees for an on behalf of Telesource as its agent to hold and invest such assets and administer an account in accordance with the terms and conditions agreed upon by the parties.

NOW, THEREFORE, in consideration of the covenants and conditions herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Agency Relationship. Telesource and the Agent hereby agree that during the term of this Agreement the Agent shall serve as Agent for and on behalf of Telesource and shall hold and invest the funds to be deposited with it in an account in accordance with all of the terms and conditions of this Agreement, which account and all assets of whatever type are herein collectively referred to as the "Escrow Account."

         2. Compensation and Expenses. The Agent shall receive as compensation during the term of this Agreement a fee of $___________ per calendar year payable annually in advance by Telesource on or before ____________ of each calendar year (commencing). In addition, the Agent shall be paid by Telesource $______ per transaction and shall be reimbursed for any reasonable out-of-pocket expenses incurred by the Agent in order to perform its duties as outlined herein. No funds shall be distributed by the Agent in accordance with the terms of this Agreement unless and until the Agent has received all funds required to be paid or reimbursed to it in accordance with Sections 2 and 4 of this Agreement.

         3. Term. The term of this Agreement shall commence on _____________ and shall terminate upon the full payment and delivery by the Agent of all funds on deposit, together with all interest earned thereon (net of losses) to CUC or Telesource, pursuant to the terms of this Agreement. Such term shall not exceed twenty-seven years unless the Agent shall be holding funds pursuant to a court order or pending instructions from a court regarding the distribution of funds.

         4. Indemnification and Reimbursement of Agent and Telesource.

         a. Telesource expressly agrees to indemnify, reimburse and hold harmless the Agent for all liabilities, obligations, claims, suits, costs, damages, judgments and expenses, including reasonable attorneys' fees, imposed on, asserted against, or suffered or incurred by the Agent to third parties relating to, arising from or in connection with the performance of its duties under this Agreement or its enforcement of any of the terms hereof or the investment of the Escrow Account, including, without limitation, any suit or proceeding in the nature of an inter-pleader brought by or against the Agent or the proceeds of part or all of the Escrow Account; provided, however, that Telesource shall not be liable to the Agent for any costs, damages, judgments or expenses which arise as a result of or in connection with the negligence, breach of this Agreement, willful failure or willful misconduct or bad faith of the Agent or its employees, agents or representatives, respectively.

         b. CUC expressly agrees to indemnify, reimburse and hold harmless Telesource for all liabilities, obligations, claims, suits, cost, damages, judgments and expenses, including reasonable attorneys fees, imposed on, asserted against, or suffered or incurred by Telesource to the Agent or to any third party relating to, arising from or in connection with the performance by Telesource of the terms of this Agreement or its enforcement of any of the terms hereof or its investment through the Agent of the Escrow Account, including, without limitation, any suit or proceeding in the nature of an interpleader brought by or against Telesource or the proceeds of part or all of the Escrow Account, provided, however, that CUC shall not be liable to Telesource for

                                   Escrow, Pledge and Security Agreement Page 2
any costs, damages, judgments or expenses which arise as a result of or in connection with Telesource's willful failure or willful misconduct or gross negligence of Telesource or its employees, agents or representatives, respectively.

        c. The obligations and indemnities contained in this Section 4 shall continue in force notwithstanding the termination of this Agreement.

5. Liability of Agent and Telesource. The duties of the Agent and Telesource are only such as are herein expressly and specifically provided, and neither the Agent nor Telesource shall be liable or accountable hereunder, to any party except for the liability arising from (i) in the case of Telesource, the willful failure or willful misconduct or gross negligence of Telesource, its employees, agents or representatives, and (ii) in the case of the Agent, the willful misconduct, negligence, breach of this Agreement or bad faith of the Agent, its employees, agents or representatives. The Agent shall not be bound or in any way affected by any notice of any modification, cancellation, abrogation or rescission of this Agreement, or of any facts or circumstances affecting or alleged to affect the rights or liabilities of the parties hereto, other than as herein set forth, or affecting or alleged to affect the rights or liabilities of any other persons, unless certified to it in writing, delivered to it, and signed by the appropriate parties; nor, in the case of a modification, unless such a modification shall be satisfactory to the Agent, as evidenced by its written consent thereto. The Agent shall not be required to recognize any person, firm or corporation as an assign or successor of either Telesource or CUC unless there shall be presented to the Agent evidence reasonably satisfactory to the Agent of such valid assignment or succession. The Agent shall not have any duty to insure that funds required to be deposited by CUC pursuant to paragraph 10 of this Agreement are in fact deposited with the Agent, or to insure or determine that any funds disbursed to CUC or to Telesource in accordance with the terms of this Agreement are properly applied or used by CUC or Telesource.

6. Right to Interplead. In the event that the Agent or Telesource shall be subject to any conflicting demand as to the disposition of any assets placed in its hands pursuant to this Agreement, the Agent or Telesource, as the case may be, shall have the tight to interplead any or all of such assets in its hands into a court of competent jurisdiction for the purpose of determining the party or parties entitled thereto.

7. Resignation of Agent. The Agent shall have the right to resign at any time by giving forty-five (45) days' written notice to CUC and Telesource. The Agent shall resign immediately upon receipt of written request therefor from an Authorized Officer of Telesource. Contemporaneously with any resignation, the Agent shall assign, transfer, deliver and pay over the Escrow Account and all documents in its possession relating to the Escrow Account or this Agreement to the successor agent, as provided in Section 8 thereof, and the Agent shall execute all documents and do all such things as shall be reasonably required by Telesource to effect same. The Agent shall be paid any monies owing to it pursuant to Section 2 or Section 4 thereof prior to effecting its resignation in accordance with the foregoing terms.

8. Successor Agent. In the event that, prior to the termination of this Agreement, the Agent shall become unable or unwilling to serve in such capacity, then a successor agent shall be selected by Telesource, and Telesource shall pay all fees and expenses charged by such successor agent, subject to the right to reimbursement of same pursuant to the provisions of Section 4(b) hereof. Any successor agent shall be a commercial bank or trust company authorized to do business in the United States and having a combined capital and surplus of not less than $100 million. The rights and obligations of the Agent shall be assigned to and binding upon such successor agent, and the successor agent shall execute and instrument accepting such appointment and agreeing to serve as "Agent" in accordance with the terms of this Agreement.


                               Escrow, Pledge and Security Agreement Page 3

If the Agent, or any successor agent thereto, resigns for any reason in accordance with the terms of this Agreement, CUC agrees to take all such action reasonably requested of it to renegotiate the terms of this Agreement, to record or revise the recordation of Telesource's' security interest in the Escrow Account and to obtain any approvals and consents which may be required. If Telesource cannot find a commercial bank or trust company to qualify and serve as a successor agent pursuant to this Agreement, and, during such time, if any, as there shall be no successor agent installed and acting pursuant to this Agreement, Telesource may, if it so elects, hold the Escrow Account in Telesource's' name in an institution selected by Telesource until such a successor agent is secured, which institution shall have a combined capital and surplus of not less than $100 million. In the event that for any reason CUC is prevented from taking any action required by this Section 8, CUC hereby appoints Telesource as its attorney-in-fact solely for purposes of taking any actions and signing any documents required by this Section 8.

         9. Authorized Officer of Telesource. The term "Authorized Officer of Telesource" as used in this Agreement shall mean any officer of Telesource whose name, title and signature appears on Exhibit A to this Agreement as long as such officer continues to hold the title listed. Telesource at any time may provide to the Agent a substitute Exhibit A, provided such substitute is in the form of the original Exhibit A and executed by at least one officer listed on the Exhibit A which is being replaced or by the President of Telesource. The Agent shall have no obligation to verify any replacement Exhibit A or to determine whether any individual holds any office which he purports to hold.

         10. Deposit of Funds to the Escrow Account. On or before ______________________ the Agent shall receive _______________ ($ ), which shall constitute the original deposit in the Escrow Account. Additional deposits to the Escrow Account shall be made from time to time by CUC such that at all times during the term of this Agreement the Escrow Account shall contain not less than $360,000. The Agent shall advise each of CUC and Telesource if the balance of the Escrow Account at any time is less than $360,000, and CUC shall provide such additional funds as are necessary to replenish the Escrow Account within one (1) business day thereafter. Failure by CUC to maintain the balance of the Escrow Account in accordance with this Section 10 shall constitute a "CUC Event of Default" under the Contract. All funds deposited with the Agent at all times shall be owned beneficially and of record by CUC and shall be deposited in a separate account with the Agent to be identified as the "Telesource CNMI, Inc. Secured Account (The Commonwealth Utilities Corporation)," or by a similar designation. The Agent shall keep accurate records setting forth the amount deposited and the date of such deposit.

         11.  Investment of Funds.

         a. All funds deposited with the Agent shall be invested and reinvested by the Agent at the direction of an Authorized Officer of Telesource in (i) bills, bonds, notes, or other obligations issued or guaranteed by the United States of America or agencies thereof, (ii) Federal Farm Credit consolidated issues, bonds or notes, or (iii) repurchase agreements having a maturity of 90 days or less with any bank or trust company organized under the laws of any state of the United States or any national banking association or government bond dealer reporting to, trading with and recognized as a primary dealer by the Federal Reserve Bank of New York, which such agreements are (A) secured solely by obligations described in clause (i) above or (B) the obligations of a commercial bank the senior debt securities of which are rated by a nationally recognized rating agency in their highest category. Telesource may instruct the Agent to sell any investment prior to its maturity.


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                                      216

         b. If the Agent does not receive investment instructions from Telesource, after the Agent's written notice of same to Telesource and to CUC, the Agent may accept investment instructions from CUC to invest in securities or instruments described in clauses (i), (ii) or (iii) of Section 11(a) hereof.

        c. If the Agent does not receive investment instructions, the Agent, at its own discretion, may invest in instruments described in clause (i) or (ii) of
Section 11(a) hereof.

         d. Neither Telesource nor the Agent shall be liable for losses incurred on any authorized investments, except as set forth in Section 5 hereof. The Agent shall not be liable for any failure to make investments if the Agent receives no instructions from Telesource or from CUC. CUC hereby authorizes and grants its power of attorney to the Agent and Telesource o make all decisions from time to time during the term of this Agreement for the investment, in whole or in part, of the Escrow Account in accordance with the terms of this Agreement, and CUC ratifies and confirms each and every such investment decision made by the Agent or Telesource during the term of this Agreement. CUC hereby releases the Agent and Telesource from any and all loss or liability which arises or which may arise by virtue of the Agent's or Telesources' investment in whole or in part of the Escrow Account in accordance with the terms of this Agreement at any time during the term of this Agreement.

12. Balance of the Escrow Account. The phrase "balance of the Escrow Account" shi.i21 mean at any time the fair market value of all funds and assets held by the Agent in the Escrow Account. The fair market value of any security held in the Escrow Account shall mean, is determined as of the date of valuation thereof, (i) as to obligations which mature within six months from the date of valuation, the par value of such obligations, and (ii) as to obligations which mature more than six months after the sate of valuation, the lesser of (1) the amortized cost of such obligations, or (2) the bid quotation price thereof as reported in The Wall Street Journal as of tie date of valuation, or in the event such newspaper is not published or such price is not reported in said newspaper, in a newspaper of general circulation or a financial journal published in Mw York, New York selected by Telesource, or (3) the price at which such obligations are then redeemable by the holder at his option; provided however, if the balance of the Escrow Accounts to be determined for purposes of distributing the entire amount of the Escrow Account, then tie proceeds received from the disposition of any securities contained in the Escrow Account or recognized market therefor plus any cash in the Escrow Account so distributed, less commission.. shall be the fair market value of the Escrow Account. The computations made under the preceding. sentence shall include accrued interest. The Agent and Telesource shall not be liable for any gold faith determination of the balance of the Escrow Account, and any such determination shall be presumed to be correct. Upon receipt of a request from an Authorized Officer of Telesource at any time, the Agent shall advise such person of the balance of the Escrow Account or give the such person sufficient information for such person to determine the balance of the cash collateral account.

13. Payments from the Escrow Account. Upon receipt of a written certification of in Authorized Officer of Telesource that there is an amount in the Escrow Account in excess of tie balance required by Section 10 hereof and that CUC is entitled to be paid such excess amount from the Escrow Account, the Agent shall release from the Escrow Account and pay to CUC an amount which equals such excess amount.

         a. Upon receipt of written certification of an Authorized Officer of Telesource that CUC is no longer obligated to Telesource under the Contract or any of the Notes, the Agent shall distribute the balance of the Escrow Account in the manner described in the following sentence. The Agent shall distribute to Telesource an amount equal to the lesser of (i) the balance of tie


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                                      217

Escrow Account or (ii) the amount certified by an Authorized Officer of Telesource as the sum of all outstanding and unpaid obligations of CUC to Telesource pursuant to the Contract and the Notes; the Agent shall distribute to CUC the remainder, if any, of the balance of the Escrow Account.

         b. If the Agent has not received notice described in the foregoing paragraph (b) on or before ________________ the balance of the Escrow Account shall be distributed by the Agent to CUC.

         c. Any payments or  distributions  required to be made pursuant to this
Section 13 shall be made by the Agent five (5) business days after written notification requesting such payment, or at such later date as may be requested by the party entitled to receive such payment and approved by an Authorized Officer of Telesource. The Agent may, if so requested by the party receiving the distribution, distribute securities in which the funds have been invested in lieu of disbursing cash.

         d. If the Agent receives a certified notice of an Authorized Officer of Telesource that a CUC Event of Default has occurred under the Contract and that, as a result of such CUC Event of Default, Telesource is entitled to a remedy described in the Contract or in any of the Notes, the Agent shall not make any distribution to CUC pursuant to Section 13(a) hereof until such time as an Authorized Officer of Telesource gives written notice to the Agent that such CUC Event of Default has been timely remedied.

         e. Notwithstanding any provision herein contained to the contrary, at any time, upon the receipt of a written certification and request signed by an Authorized Officer of Telesource, the Agent shall distribute the balance of the Escrow Account (or any portion thereof) in accordance with such request.

         f. In the event that, in accordance with Section 8 hereof, no successor agent has been appointed by Telesource, the balance of the Escrow Account shall be delivered by the Agent to Telesource or, in Telesource's name, to such financial institution as shall be selected by Telesource, as provided for in
Section 8 hereof.

         g. The Agent shall be protected in acting upon any written notice, request, waiver, consent, receipt or other paper or document furnished to it, not only as to the document's due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained which the Agent in good faith believes to be genuine and what it purports to be.

         h. Notwithstanding the terms and provisions of this Section 13, if the Agent shall have been served with or otherwise subjected to a court order, injunction or other process or decree restraining or seeking to restrain the Agent from making any payment from the Escrow Account required by the terms hereof, such payment shall be made upon, but not prior to, the Agent's receipt of an opinion from its counsel to the effect that a final and unappealable judgment or order has been rendered or issued either terminating the order, injunction or the process or decree restraining the Agent from making payment under this Section 13 or permanently enjoining the Agent from paying out the Escrow Account in accordance with the terms of this Agreement.

         i. For purposes of this Agreement, the term "business day" shall mean any day other than a Saturday, Sunday, public holiday or bank holiday (or the equivalent for banks generally) under the laws of the Commonwealth of the Northern Marinas Islands.

                                 Escrow, Pledge and Security Agreement Page 6

         14. Incomes Taxes. Any and all federal income taxes and any state or local income or franchise taxes payable with respect to income or capital gains earned on or by -reason of the Escrow Account shall be paid by CUC from its own assets outside the Escrow Account. CUC indemnifies and agrees to hold harmless the Agent and Telesource for the amount of any such taxes, and any penalties or interest associated therewith, if such taxes, penalties or interest are imposed on the Agent or Telesource.

15. Pledge and Security Interest. CUC hereby pledges and lawfully grants to Telesource a security interest in and to the Escrow Account and all funds and assets at any time contained therein, whether in the form of cash, bonds, bills, notes, securities, other instruments, or other obligations, regardless of where or by which person or entity the Escrow Account or such funds or assets shall be held. For purposes of this Agreement and Telesource's continuing security interest in the Escrow Account, the Agent shall maintain at its principal office at the address stated above in ________________, ________________, the funds and other assets comprising the Escrow Account or evidence of record and/or beneficial ownership thereof in accordance with the terms of this Agreement. This Agreement and the Escrow Account shall secure, for the benefit of Telesource and its successors and assign, all current and future obligations of CUC to Telesource pursuant to the Contract and the Notes and any successor instrument thereto. Each party hereto agrees and covenants to take all such action as may be reasonably requested of it to perfect Telesource's first priority security interest in the Escrow Account; provided however, that such security interest shall not be superior to the Agent's rights to be compensated or indemnified in accordance with the terms hereof. Without the prior written consent of Telesource, CUC will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber to any person other than Telesource all or part of the Escrow Account or any interest therein.

         If there occurs any change in the law, rules or regulation or any judicial decision or any other event or circumstance pertaining to or affecting rights of creditors in bankruptcy or insolvency proceedings the result of which would be to increase the likelihood in Telesource's view that the Escrow Account would not or may not be available to Telesource for the purposes described herein and in the Contract, CUC agrees, upon Telesource's request, (i) to negotiate in good faith with Telesource changes in this Agreement and/or the entire mechanism by which CUC's obligations under the Contract and the Notes are secured and (ii) to permit Telesource to hold the balance of the Escrow Account in an account in Telesource's name in an institution selected by Telesource, which institution shall have a combined capital and surplus of not less than $100 million. Telesource shall bear its own costs of such negotiations and associated document preparation. CUC shall not be obligated to accept any new arrangement which increases the amount of collateral that it must provide to secure its repayment and payment obligations under this Agreement. In the event that there is any change in the location of all or part of the Escrow Account, CUC agrees to take all action requested by Telesource to amend, modify or replace Telesource's filings perfecting its security interest in the Escrow Account, or to enable Telesource to effect any required new or additional filing to perfect its said security interest.

16. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assign.

17. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

                                Escrow, Pledge and Security Agreement Page 7


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

18. Notices. Notices under this Agreement shall be in writing and addressed as set forth above in this Agreement, and shall be deemed given and received upon receipt. Notices to the Agent shall be addressed Attention: Escrow Department.

19. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of the Northern Marianan Islands.

20. Amendments. No amendment or modification to this Agreement shall be effective unless in writing and signed by all parties hereto.

21. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                                  Escrow, Pledge and Security Agreement Page 8

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized

TELESOURCE CNMI, INC.




                                    By:                Khajadour J. Semikian
                                    Title:                 President



                                    THE COMMONWEALTH UTILITIES CORPORATION



                                    By: ___________________________________

                                    Title: __________________________________







                                     By: -----------------------------------

                                     Title: __________________________________


                                   Escrow, Pledge and Security Agreement Page 9

                                                                      EXHIBIT A

                              To the Escrow, Pledge
                             and Security Agreement

TELESOURCE CNMI, INC.

                                AUTHORIZED OFFICERS

              NAME                      POSITION                   SIGNATURE


             Khajadour J. Semikian     President             ___________________


                                  Escrow, Pledge and Security Agreement Page 10

                                   EXHIBIT "E"



                        CUC D/G FUEL CONSUMPTION PER KWT

       A              B             C              D              E              F             G              H
---------------- ------------- ------------- -------------- -------------- -------------- ------------- --------------
---------------- ------------- ------------- -------------- -------------- -------------- ------------- --------------
                                                                FUEL           FUEL           FUEL
    % LOAD           BHP            KW           BSFC          CONMPT.       CONSMPT.       CONSMPT.      COST PER
                                                              PER HOUR        PER KW           IN            KWT
                                                                              OUTPUT        GAL/KWT
                                               lb/BHP-HR      E=DXB(lb)        F=E/C                      H=GX$0.72
                                                                              (lb/Kw)      G=FX0.137     (cents/kwt)
---------------- ------------- ------------- -------------- -------------- -------------- ------------- --------------
---------------- ------------- ------------- -------------- -------------- -------------- ------------- --------------
      100            3600          2580          0.341          1227           0.476         0.065          4.68
---------------- ------------- ------------- -------------- -------------- -------------- ------------- --------------
---------------- ------------- ------------- -------------- -------------- -------------- ------------- --------------
      75             2700          1935          0.345           931           0.481         0.0659         4.74
---------------- ------------- ------------- -------------- -------------- -------------- ------------- --------------
---------------- ------------- ------------- -------------- -------------- -------------- ------------- --------------
      50             1800          1290          0.360           648           0.502         0.0688         4.95
---------------- ------------- ------------- -------------- -------------- -------------- ------------- --------------


Architectural Drawing of CADASTRAL PLAT

                                      GRANT OF PUBLIC DOMAIN LANDS

                 This Grant, is made and entered into this 23rd day of March , 1998, by the Division of Public Lands of the Department of Lands and Natural Resources, established under Public Law 10-57, having the authority and responsibility over the management arid disposition of Northern Marianas public lands, hereinafter referred to as the "GRANTOR," and the COMMONWEALTH UTILITIES CORPORATION, hereinafter referred to as the "GRANTEE."

                                   WITNESSETH:

                 WHEREAS, all public lands in the Northern Mariana Islands belong collectively to the people of the Commonwealth and it is intended that the management and disposition of public lands should ultimately benefit the people of the Commonwealth; and
                 WHEREAS, the Grantor desires that certain parcels of public land be used exclusively for the construction and operation of a ten
         (10) megawatt (MW) electric power plant; and

                 WHEREAS, pursuant to Public Law 4-47, Grantee is a public corporation responsible for providing the people of the Commonwealth with electrical utility service; and

                 WHEREAS, Grantee requires the real property. described herein for the construction and operation of a 10 MW electrical power plant that will provide electrical utility service to the people of the Commonwealth; and

                  WHEREAS, Grantee, in developing and constructing an electrical power plant, has agreed to work in cooperation with those other governmental agencies necessary to construct and operate. such facility; and

         NOW, THEREFORE, in view of the above recitals, together with the public objectives to be accomplished, and for and in consideration of the substantial benefits that the CNMI people will derive from the Grantee's construction and operation of an electric power plant to be located on the public lands described hereinbelow, Grantor does by these presents hereby grants to the Grantee, for its use, the below-described properties, as follows:

                  Beginning at the corner which is designated as Corner No. 1 having plane rectangular coordinates of 28,598.0707 meters North and 39,788.9639 meters East of the Mariana Islands District Coordinates System of 1996. Thence; N 56(Degree) 46' 23" W, 200.000 m to Cor. 2, thence; 33(Degree) 13' 37" E, S 33(Degree) 13' 37" W, 100.000 m Cor. 1
         the point of beginning.

                  TO HAVE AND TO HOLD, the above-described properties, together with the hereditaments and appurtenances thereunto, but reserving and excepting therefrom all existing roadways, easements and rights-of-way. Any other uses inconsistent with the above-stated purposes shall nullify this Grant, and said land shall revert to Grantor.

                  IN WITNESS WHEREOF, the Grantor hereby affixes its hand on the day and year first above written, at Saipan, Northern Mariana Islands.

         BOARD OF PUBLIC LANDS

        /s/ Tomas B. Aldan                                             3/23/98
        -----------------------------------------------------    ---------------
        -----------------------------------------------------    ---------------
        TOMAS B. ALDAN                                                  DATE
        Chairman, Board of Public Lands


         APPROVED AS TO FORM AND LEGAL SUFFICIENCY:

        /s/Alvin S. Slome for Robert Dunlap                             3/23/98
        -----------------------------------------------------    ---------------
        -----------------------------------------------------    ---------------
        ATTORNEY GENERAL AS LEGAL COUNSEL FOR                           DATE
        Division of Public Lands








         COMMONWEALTH OF THE                )
                                                     )   55:      ACKNOWLEDGMENT
         NORTHERN MARIANA ISLANDS   )
         ---------------------------------)

                  ON THIS 23 day of March, 1998, before me, a Notary Public in and for the Commonwealth of the Northern Mariana Islands, personally appeared Tomas B. Aldan, Chairman of the Board of Public Lands, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same on his free and voluntary act and deed for the purposes therein set forth.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

                        /s/ Gregory Stephen P. Clavo, Jr.
                                   NOTARY PUBLIC
                  SEAL             Gregory Stephen P. Clavo, Jr.
                                   NOTARY PUBLIC
                                   Commonwealth of the Northern Mariana Islands
                                   My Commission Expires on the 25 day of
                                        June, 1999